Exhibit 10(e)(iv)






           TRUST, RECORDKEEPING AND ADMINISTRATIVE SERVICES AGREEMENT

                                     Between

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                               LIZ CLAIBORNE, INC.

                                       And

           FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC.

                                       And


                        FIDELITY MANAGEMENT TRUST COMPANY

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            THE LIZ CLAIBORNE 401(K) SAVINGS AND PROFIT SHARING PLAN

                                      TRUST











                           Dated as of October 1, 2003
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                                TABLE OF CONTENTS

Section 1.  Definitions........................................................2

Section 2.  Trust..............................................................8

Section 3.  Exclusive Benefit and Reversion of Sponsor Contributions...........8

Section 4.  Disbursements......................................................9

   (a)    Administrator-Directed Disbursements.................................9

   (b)    Participant Withdrawal Requests......................................9

   (c)    Limitations..........................................................9

Section 5.  Investment of Trust...............................................10

   (a)    Selection of Investment Options.....................................10

   (b)    Available Investment Options........................................10

   (c)    Participant Direction...............................................11

   (d)    Mutual Funds........................................................11
     (i)     Execution of Purchases and Sales.................................11
     (ii)    Voting...........................................................12

   (e)    Sponsor Stock.......................................................12
     (i)     Acquisition Limit................................................13
     (ii)    Fiduciary Duty...................................................13
     (iii)   Purchases and Sales of Sponsor Stock.............................13
     (iv)    Execution of Purchases and Sales of Units........................15
     (v)     Securities Law Reports...........................................15
     (vi)    Voting and Tender Offers.........................................16
     (vii)   General..........................................................18
     (viii)  Conversion.......................................................18

   (f)    Participant Loans...................................................18

   (g)    BrokerageLink.......................................................19

   (h)    Stable Value Investments............................................20
     (i)     Collective Investment Funds Managed by the Trustee...............20
     (ii)    Managed Income Fund..............................................20
     (iii)   Liquidity Reserve................................................20

   (i)    Trustee Powers......................................................21

Section 6.  Recordkeeping and Administrative Services to Be Performed.........22

   (a)    General.............................................................22

   (b)    Accounts............................................................22

   (c)    Inspection and Audit................................................23

   (d)    Notice of Plan Amendment............................................23

   (e)    Returns, Reports and Information....................................23

   (f)    Plan Administration Manual..........................................24

   (g)    Compliance..........................................................24
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   (h)    Updates.............................................................24

   (i)    Errors..............................................................25

   (j)    On-Site Visits......................................................25

   (k)    Fiduciary Status....................................................25

   (l)    Retention of Records................................................25

   (m)    Compliance with Applicable Laws.....................................26

   (n)    Plan Data...........................................................26

   (o)    Recording System....................................................27

Section 7.  Compensation and Expenses.........................................27

Section 8.  Directions and Indemnification....................................28

   (a)    Identity of Administrator and Named Fiduciary.......................28

   (b)    Directions from Administrator.......................................28

   (c)    Directions from Named Fiduciary.....................................28

   (d)    Co-Fiduciary Liability..............................................29

   (e)    Indemnification.....................................................29

   (f)    Option to Defend....................................................30

   (g)    Standard of Care....................................................30

   (h)    Survival............................................................30

Section 9.  Resignation or Removal of Trustee and Recordkeeper and
            Termination.......................................................31

   (a)    Resignation and Removal.............................................31

   (b)    Termination.........................................................31

   (c)    Notice Period.......................................................31

   (d)    Transition Assistance...............................................31

   (e)    Failure to Appoint Successor........................................32

Section 10. Successor Trustee.................................................32

   (a)    Appointment.........................................................32

   (b)    Acceptance..........................................................32

   (c)    Corporate Action....................................................33

Section 11. Resignation, Removal, and Termination Notices.....................33

Section 12. Duration of Trust.................................................33

Section 13. Amendment or Modification.........................................33

Section 14. Electronic Services...............................................34

Section 15. Assignment........................................................35

Section 16. Force Majeure.....................................................36

Section 17. Confidentiality...................................................36

Section 18. General...........................................................37

   (a)    Performance by Trustee and Recordkeeper, their Agents or
          Affiliates..........................................................37

   (b)    Entire Agreement....................................................37

   (c)    Waiver..............................................................37

   (d)    Successors and Assigns..............................................37

   (e)    Partial Invalidity..................................................38

   (f)    Section Headings....................................................38

Section 19. Governing Law.....................................................39

   (a)    Massachusetts Law Controls..........................................39

   (b)    Agreement Controls..................................................39

Section 20. Plan Qualification................................................39

SCHEDULES.....................................................................41
   Schedule "A" - Administrative Services.....................................41
   Schedule "B" - Fee Schedule................................................46
   Schedule "C" - Investment Options..........................................49
   Schedule "D" - Authorized Signers (Administrator)..........................50
   Schedule "E" - Authorized Signers (Named Fiduciary)........................51
   Schedule "F" - Statement of Qualified Status...............................52
   Schedule "G" - Existing Stable Value Funds.................................54
   Schedule "H" - Exchange Guidelines.........................................55
   Schedule "I" - Operational Guidelines for Non-Fidelity Mutual Funds........58
   Schedule "J" - Securities That May Be Purchased Under the BrokerageLink
   Option.....................................................................60
   Schedule "K" - BrokerageLink Administrative Procedures.....................61
   Schedule "L" - Operational Procedures for Hardship Withdrawals by Phone....65
   Schedule "M" - Available Liquidity Procedures for Unitized Stock Fund......67
   Schedule "N" - Operating Procedures for the Managed Income Fund of the
   Liz Claiborne 401(K) Savings & Profit Sharing Plan.........................68
   Schedule "O" - Form 5500 Service...........................................70



                                      -ii-
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         TRUST AGREEMENT, dated as of the 1st day of October, 2003, among LIZ
CLAIBORNE, INC., a Delaware corporation, having an office at One Claiborne Avenue, North Bergen, NJ 07047 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee") and FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. a Massachusetts corporation, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Recordkeeper").

                                   WITNESSETH:

         WHEREAS, the Sponsor is the sponsor of the Liz Claiborne 401(k) Savings and Profit Sharing Plan (the "Plan"); and

         WHEREAS, the Sponsor has established a single trust to hold and invest assets of the Plan for the exclusive benefit of Participants, as defined herein, in the Plan and their beneficiaries; and

         WHEREAS, the Trustee, as successor trustee, is willing to hold and invest the aforesaid Plan assets in trust among several investment options selected by the Named Fiduciary, as defined herein; and

         WHEREAS, such trust shall constitute a continuation, by means of an amendment and restatement, of the prior trust from which Plan assets are transferred to the Trustee; and

         WHEREAS, the Sponsor also wishes to have the Recordkeeper, perform certain ministerial recordkeeping and administrative functions under the Plan; and

         WHEREAS, the Recordkeeper is willing to perform recordkeeping and administrative services for the Plan that are ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Recordkeeper by the Administrator (as defined herein) and as documented in the Plan Administration Manual.

         WHEREAS, the trustee services provided under this Agreement shall be performed by the Trustee and the recordkeeping and administrative services provided under this Agreement shall be performed by the Recordkeeper. To the extent possible, the provisions of this Agreement distinguish the trustee services provided by the Trustee from the recordkeeping and administrative services that will be provided by the Recordkeeper; and

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor, the Trustee and the Recordkeeper agree as follows:

Section 1.  Definitions.

The following terms as used in this Trust, Recordkeeping and Administrative ServicesAgreement have the meaning indicated unless the context clearly requires otherwise:

     (a)  "Administrator"

"Administrator" shall mean the Committee, identified in the Plan document as the administrator of the Plan (within the meaning of section 3(16)(A) of ERISA).

     (b)  "Agreement"

"Agreement" shall mean this Trust, Recordkeeping and Administrative Services Agreement, and the Schedules attached hereto, as the same may be amended and in effect from time to time.

     (c)  "Available Liquidity"

"Available Liquidity" shall mean the amount of short-term investments held in the Stock Fund decreased by any outgoing cash for expenses then due, payables for loan principal, and obligations for pending stock purchases, and increased by incoming cash (such as contributions, exchanges in, loan repayments) and to the extent credit is available and allocable to the Stock Fund, receivables for pending stock sales.

     (d)  "BrokerageLink"

"BrokerageLink" shall mean the Participant directed brokerage option offered under the plan.

     (e)  "BrokerageLink Core Account"

"BrokerageLink Core Account" shall mean the cash portion of a Participant's BrokerageLink account in which all brokerage transactions are settled. In addition, all contributions and additional BrokerageLink investments are first deposited in a Participant's core account.

     (f)  "Business Day"

"Business Day" shall mean each day the NYSE is open.

     (g)  "Closing Price"

"Closing Price" shall mean either (1) the closing price of the stock on the principal national securities exchange on which the Sponsor Stock is traded or, in the case of stocks traded over the counter, the last sale price of the day; or, if (1) is unavailable, (2) the latest available price as reported by the principal


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

national securities exchange on which the Sponsor Stock is traded or, for an over the counter stock, the last bid price prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

     (h)  "Code"

"Code" shall mean the Internal Revenue Code of 1986, as it has been or may be amended from time to time, and applicable regulations thereunder.

     (i)  "Confidential Information"

"Confidential Information" shall mean (individually and collectively) proprietary information of the parties to this Agreement, including but not limited to, their inventions, confidential information, know how, trade secrets, business affairs, prospect lists, product designs, product plans, business strategies, finances, fee structures, etc.

     (j)  "Declaration of Separate Fund"

"Declaration of Separate Fund" shall mean the declaration of separate trust for each separate fund of the Group Trust.

     (k)  "EDT"

"EDT" shall mean electronic data transfer.

     (l)  "Electronic Products"

"Electronic Products" shall mean software products made available via electronic media.

     (m)  "Electronic Services"

"Electronic Services" shall mean communications and services made available via electronic media.

     (n)  "ERISA"

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it has been or may be amended from time to time, and applicable regulations thereunder.

     (o)  "External Account Information"

"External Account Information" shall mean account information, including retirement savings account information, from third party websites or other websites maintained by Fidelity or its affiliates.


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

     (p)  "FAST"

"FAST" shall mean Fidelity Automated Service Telephone, the voice response system for retail fund customers to make transactions and inquiries.

     (q)  "FBSLLC"

"FBSLLC" shall mean Fidelity Brokerage Services LLC.

     (r)  "Fidelity Mutual Fund"

"Fidelity Mutual Fund" shall mean any investment company advised by Fidelity Management & Research Company or any of its affiliates.

     (s)  "FIFO"

"FIFO" shall mean First In First Out.

     (t)  "FIIOC"

"FIIOC" shall mean Fidelity Investments Institutional Operations Company, Inc.

     (u)  "Group Trust"

"Group Trust" shall mean the Fidelity Group Trust for Employee Benefit Plans for qualified plans.

     (v)  "In Good Order"

"In Good Order" shall mean in a state or condition acceptable to the Trustee and/or the Recordkeeper in their sole discretion, which the Trustee and/or the Recordkeeper determines is reasonably necessary for accurate execution of the intended transaction.

     (w)  "Losses"

"Losses" shall mean any and all loss, damage, penalty, liability, cost and expense, including without limitation, reasonable attorney's fees and disbursements.

     (x)  "Mutual Fund"

"Mutual Fund" shall refer both to Fidelity Mutual Funds and Non-Fidelity Mutual Funds.


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


     (y)  "Named Fiduciary"

"Named Fiduciary" shall mean with respect to the application of any provision of this Agreement to the Plan, the person or entity which is the relevant named fiduciary under the Plan with respect to such matter (within the meaning of section 402(a) of ERISA).

     (z)  "NAV"

"NAV" shall mean Net Asset Value.

     (aa) "NFSLLC"

"NFSLLC" shall mean National Financial Services LLC.

     (bb) "Non-Fidelity Mutual Fund"

"Non-Fidelity Mutual Fund" shall mean certain investment companies not advised by Fidelity Management & Research Company or any of its affiliates.

     (cc) "NYSE"

"NYSE" shall mean the New York Stock Exchange.

     (dd) "Participant"

"Participant" shall mean, with respect to the Plan, any employee, former employee, or alternate payee with an account under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the account of any deceased employee, former employee, or alternate payee until such account has been fully distributed and/or forfeited.

     (ee) "Participant Recordkeeping Reconciliation Period"

"Participant Recordkeeping Reconciliation Period" shall mean the period beginning on the date of the initial transfer of assets to the Trust and ending on the date of the completion of the reconciliation of Participant records.

     (ff) "Participation Agreement"

"Participation Agreement" shall mean the participation agreement for the Group Trust.


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

     (gg) "PIN"

"PIN" shall mean personal identification number.

     (hh) "Plan"

"Plan" shall mean the Liz Claiborne 401(k) Savings and Profit Sharing Plan.

     (ii) "Plan Administration Manual"

"Plan Administration Manual" shall mean a written manual and any other policies, procedures or documents developed and maintained by the Sponsor and Recordkeeper pursuant to this Agreement which describes in detail processes and functions integral to the administration of the Plan that are to be performed by the Recordkeeper pursuant to this Agreement..

     (jj) "Plan Data"

"Plan Data" shall mean (i) all records, data and information provided to the Recordkeeper by the Sponsor or the Plan's previous recordkeeper and (ii) all data and information created by the Recordkeeper by processing the records, data and information provided by the Sponsor or its agent or as a result of providing the recordkeeping services.

     (kk) "Plan Sponsor Webstation"

"Plan Sponsor Webstation" shall mean the graphical windows based application that provides current Plan and Participant information including indicative data, account balances, activity and history.

     (ll) "Recordkeeper"

"Recordkeeper" shall mean Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), and any other subsidiary or affiliate of FIIOC.

     (mm) "Recordkeeping Services"

"Recordkeeping Services" shall mean those recordkeeping and administrative services that are ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Recordkeeper by the Administrator and as documented in the Plan Administration Manual that the Recorkeeper has agreed to perform pursuant to this Agreement.

     (nn) "Reporting Date"

"Reporting Date" shall mean the last day of each calendar quarter of the Plan, the date as of which the Trustee resigns or is removed pursuant to Section 9 hereof or the date as of which this Agreement terminates pursuant to Section 11 hereof.

     (oo) "SEC"

"SEC" shall mean the Securities and Exchange Commission.

     (pp) "Specified Hierarchy"

"Specified Hierarchy" shall mean the Stock Fund processing order set forth in Schedule "M" that gives precedence to distributions, loans and withdrawals, and otherwise on a FIFO basis.

     (qq) "SPO"

"SPO" shall mean, for the BrokerageLink option, the Standard Plan Options which are the basic non-brokerage investment options available in the Plan.

     (rr) "Sponsor"

"Sponsor" shall mean Liz Claiborne, Inc., a Delaware corporation, or any successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

     (ss) "Sponsor Stock"

"Sponsor Stock" shall mean the common stock of the Sponsor, or such other publicly traded stock of the Sponsor, or such other publicly-traded stock of the Sponsor's affiliates as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

     (tt) "Stock Fund"

"Stock Fund" shall mean the investment option consisting primarily of Sponsor Stock and cash or short term liquid investments.

     (uu) "Trust"

"Trust" shall mean the Liz Claiborne 401(k) Savings and Profit Sharing Plan Trust, being the trust established and maintained by the Sponsor and the Trustee pursuant to the provisions of this Agreement.


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

     (vv) "Trustee"

"Trustee" shall mean Fidelity Management Trust Company, a Massachusetts trust company and any successor to all or substantially all of its trust business as described in Section 10(c). The term Trustee shall also include any successor trustee appointed pursuant to Section 10 to the extent such successor agrees to serve as Trustee under this Agreement.

     (ww) "VRS"

"VRS" shall mean Voice Response System.



Section 2.  Trust.

The Sponsor hereby appoints the Trustee as successor trustee with respect to the Trust. The Trust shall consist of an initial transfer of money or other property acceptable to the Trustee in its sole discretion, from a previous trustee under the Plan, such additional sums of money or other property acceptable to the Trustee in its sole discretion, as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.



Section 3.  Exclusive Benefit and Reversion of Sponsor Contributions.

Except as provided under applicable law and the terms of the Plan as communicated by the Sponsor to the Trustee, no part of the Trust may be used for, or diverted to, purposes other than the exclusive benefit of the Participants in the Plan or their beneficiaries or the reasonable expenses of Plan administration. No assets of the Plan shall revert to the Sponsor, except as specifically permitted by the terms of the Plan.

Section 4.  Disbursements.

     (a)  Administrator-Directed Disbursements.

The Trustee through the Recordkeeper shall make disbursements in the amounts and in the manner that the Administrator directs from time to time in writing. The Trustee and the Recordkeeper shall have no responsibility to ascertain such direction's compliance with the terms of the Plan (except to the extent the terms of the Plan have been communicated to the Trustee and the Recordkeeper in writing) or of any applicable law or the direction's effect for tax purposes or otherwise; nor shall the Trustee and the Recordkeeper have any responsibility to see to the application of any disbursement.

     (b)  Participant Withdrawal Requests.

The Sponsor hereby directs that, pursuant to the Plan, a Participant withdrawal request (in-service or post-termination, full or partial withdrawal) may be made by the Participant to the Trustee through the Recordkeeper by telephone or such other electronic means as mutually agreed upon by the Sponsor, Trustee and the Recordkeeper, and the Trustee through the Recordkeeper shall process such request only after the identity of the Participant is verified by use of a PIN and social security number or such other personal identifier as may be agreed to from time to time by the Sponsor , the Trustee and the Recordkeeper. The Trustee through the Recordkeeper shall process such withdrawal in accordance with written guidelines provided by the Sponsor and documented in the Plan Administration Manual. In the case of a hardship withdrawal request, the Trustee through the Recordkeeper shall forward the withdrawal document to the Participant for execution and submission for processing to the Trustee through the Recordkeeper in accordance with the guidelines attached hereto as Schedule "L".

     (c)  Limitations.

The Trustee through the Recordkeeper shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee through the Recordkeeper shall be required to make all disbursements in accordance with the applicable source and fund withdrawal hierarchy and as documented in the Plan Administration Manual, unless the Administrator has provided a written direction to the contrary.


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

Section 5.  Investment of Trust.

     (a)  Selection of Investment Options.

The Trustee and the Recordkeeper shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

     It is the intent of the Sponsor and the Trustee that, except as expressly set forth herein, the Trustee shall function as a directed trustee and shall not have discretionary authority over the management and investment of Plan assets. It is also the intent of the Sponsor, the Trustee and the Recordkeeper that, subject to the provisions of ERISA, the Trustee and the Recordkeeper will not be responsible for any loss resulting from any action taken (or not taken) by the Trustee or the Recordkeeper in accordance with a direction properly given (or properly withheld) by any person (including Participants) authorized to give such direction under the terms of this Agreement.

     (b)  Available Investment Options.

The Named Fiduciary shall direct the Trustee and the Recordkeeper as to the investment options in which the Trust shall be invested during the Participant Recordkeeping Reconciliation Period and the investment options in which Participants may invest following the Participant Recordkeeping Reconciliation Period. The Named Fiduciary may determine to offer as investment options only:
(i) Mutual Funds, (ii) Sponsor Stock, (iii) notes evidencing loans to Participants in accordance with the terms of the Plan, (iv) BrokerageLink, (v) existing stable value funds, and (vi) collective investment funds maintained by the Trustee for qualified plans.

Unless otherwise set forth on Schedule "G", the Named Fiduciary hereby directs the Trustee to continue to hold such existing stable value funds until contract maturity or until the Named Fiduciary directs otherwise, it being expressly understood that such direction is given in accordance with section 403(a) of ERISA. The Trustee shall be considered a fiduciary with investment discretion only with respect to Plan assets (including the proceeds from any existing stable value funds) that are invested in investment contracts chosen by the Trustee or in collective investment funds maintained by the Trustee for qualified plans.

The investment options initially selected by the Named Fiduciary are identified on Schedule "C" attached hereto. Upon transfer to the Trust, Plan assets will be invested in the investment option(s) as directed by the Sponsor. The Named Fiduciary may change investment options with the consent of the Trustee and the Recordkeeper to reflect administrative considerations and upon mutual amendment of this Agreement, and the Schedules thereto, to reflect such changes.

     (c)  Participant Direction.

Upon initial transfer from the predecessor trustee, Plan assets will be invested in the investment options within the Trust by use of a mapping procedure directed by the Sponsor after consultation with the Trustee and the Recordkeeper. Thereafter, as authorized under the Plan, each Participant shall be entitled to direct the Trustee through the Recordkeeper in which investment option(s) to invest the assets in the Participant's individual accounts. Such directions may be made by Participants by use of the telephone exchange system, the internet or in such other manner as may be agreed upon from time to time by the Sponsor, the Recordkeeper and the Trustee. Such direction shall be made in accordance with written exchange guidelines attached hereto as Schedule "H". In the event that the Trustee or the Recordkeeper fails to receive a proper direction from the Participant, the assets shall be invested in the investment option set forth for such purpose on Schedule "C", until the Trustee or the Recordkeeper receives a proper direction.

     (d)  Mutual Funds.

On the effective date of this Agreement, in lieu of receiving a printed copy of the prospectus for each Fidelity Mutual Fund selected by the Named Fiduciary as a Plan investment option or short-term investment fund, the Named Fiduciary hereby consents to receiving such documents electronically. Named Fiduciary shall access each prospectus on the internet after receiving notice from the Trustee that a current version is available online at a website maintained by the Trustee or its affiliate. Trustee represents that on the effective date of this Agreement, a current version of each such prospectus is available at https://www.fidelity.com or such successor website as Trustee may notify Named
------------------------
Fiduciary of in writing from time to time. Named Fiduciary represents that it has accessed/will access each such prospectus at https://www.fidelity.com or
                                                 ------------------------
such successor website as Trustee may notify Named Fiduciary of in writing from time to time as of the effective date of this Agreement. All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the Operational Guidelines attached hereto as Schedule "I". Trust investments in Mutual Funds shall be subject to the following limitations:

          (i)  Execution of Purchases and Sales.

Purchases and sales of Mutual Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator In Good Order all information, documentation and wire transfer of funds (if applicable), necessary to accurately effect such transactions. Exchanges of Mutual Funds shall be made in accordance with the exchange guidelines attached hereto as Schedule "H".


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

          (ii) Voting.

At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Participant who has shares of such Mutual Fund credited to the Participant's accounts, together with a voting direction form for return to the Trustee or its designee. The Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the Participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the Participant. The Trustee shall not vote shares for which it has received no directions from the Participant.

During the Participant Recordkeeping Reconciliation Period, the Named Fiduciary shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust, including Mutual Fund shares held in any short-term investment fund for liquidity reserve. Following the Participant Recordkeeping Reconciliation Period, the Named Fiduciary shall continue to have the right to direct the Trustee as to the manner in which the Trustee is to vote any Mutual Funds shares held in a short-term investment fund for liquidity reserve. The Trustee shall not vote any Mutual Fund shares for which it has received no directions from the Named Fiduciary.

With respect to all rights other than the right to vote, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no further duty to solicit directions from Participants or the Named Fiduciary.

     (e)  Sponsor Stock.

Trust investments in Sponsor Stock shall be made via the Stock Fund. Investments in the Stock Fund shall consist primarily of shares of Sponsor Stock. The Stock Fund shall also include cash or short-term liquid investments, in accordance with this paragraph, in amounts designed to satisfy daily Participant exchange or withdrawal requests. Such holdings will include Colchester Street Trust:
Money Market Portfolio: Class I or such other Mutual Fund or commingled money market pool as agreed to in writing by the Named Fiduciary and Trustee. The Named Fiduciary shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target percentage and drift allowance for such short-term liquid investments. Subject to its ability to execute open-market trades in Sponsor Stock or to otherwise trade with the Sponsor, the Trustee shall be responsible for ensuring that the short-term investments held in the Stock Fund fall within the agreed-upon range over time. Each Participant's proportional interest in the Stock Fund shall be measured in units of participation, rather than shares of Sponsor Stock. Such units shall represent a proportionate interest in all of the assets of the Stock Fund, which includes shares of Sponsor Stock, short-term investments and at times, receivables and payables


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

(such as receivables and payables arising out of unsettled stock trades). The Trustee shall determine a NAV for each unit outstanding of the Stock Fund. Valuation of the Stock Fund shall be based upon: (a) the Closing Price or, if not available, (b) the price determined in good faith by the Trustee. The NAV shall be adjusted for gains or losses realized on sales of Sponsor Stock, appreciation or depreciation in the value of those shares owned, dividends paid on Sponsor Stock to the extent not used to purchase additional units of the Stock Fund for affected Participants, and interest on the short-term investments held by the Stock Fund, payables and receivables for pending stock trades, receivables for dividends not yet distributed, and payables for other expenses of the Stock Fund, including principal obligations, if any, and expenses that, pursuant to Sponsor direction, the Trustee accrues or pays from the Stock Fund.

          (i)  Acquisition Limit.

Pursuant to the Plan, the Trust may be invested in Sponsor Stock to the extent necessary to comply with investment directions in accordance with this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law.

          (ii) Fiduciary Duty.

               (A) The Named Fiduciary shall continually monitor the suitability of acquiring and holding Sponsor Stock under the fiduciary duty rules of section 404(a) of ERISA (as modified by section 404(a)(2) of ERISA). The Trustee shall not be liable for any loss or expense which arises from the directions of the Named Fiduciary with respect to the acquisition and holding of Sponsor Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement.

          (iii) Purchases and Sales of Sponsor Stock.

Unless otherwise directed by the Named Fiduciary in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of Sponsor Stock.

               (A)  Open Market Purchases and Sales. Purchases and sales of
                    -------------------------------
Sponsor Stock shall be made on the open market in accordance with the Trustee's standard trading guidelines, as they may be amended by the Trustee from time to time, as necessary to honor exchange and withdrawal activity and to maintain the target cash percentage and drift allowance for the Stock Fund, provided that:

                    (1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

                    (2) If the Trustee is prohibited by the SEC, the NYSE or principal exchange on which the Sponsor Stock is traded, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day, then, under the circumstances set forth in either (1) or (2), the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible.

               (B)  Purchases and Sales from or to Sponsor. If directed by the
                    --------------------------------------
Named Fiduciary in writing prior to the trading date, the Trustee may purchase or sell Sponsor Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in Sponsor Stock, the Sponsor may transfer Sponsor Stock in lieu of cash to the Trust.

               (C)  Use of an Affiliated Broker. The Named Fiduciary hereby
                    ---------------------------
directs the Trustee to use Fidelity Capital Markets, a division of NFSLLC, to provide brokerage services in connection with any purchase or sale of Sponsor Stock on the open market, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Sponsor direction, to seek expedited settlement of the trades. Fidelity Capital Markets shall execute such directions directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

                    (1) As consideration for such brokerage services, the Named Fiduciary agrees that Fidelity Capital Markets shall be entitled to remuneration under this direction provision in an amount of no more than three and one-fifth cents ($.032) commission on each share of Sponsor Stock. Any increase in such remuneration may be made only by a signed agreement between the Named Fiduciary and Trustee.

                    (2) The Trustee will provide the Named Fiduciary with periodic reports which summarize all securities transaction-related charges incurred with respect to trades of Sponsor Stock for such Plan.

                    (3) Any successor organization of Fidelity Capital Markets, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

                    (4) The Trustee and Fidelity Capital Markets shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to Fidelity Capital Markets (or its successor) and the Trustee.

          (iv) Execution of Purchases and Sales of Units.

Unless otherwise directed in writing pursuant to directions that the Trustee can administratively implement, purchases and sales of units shall be made as follows:

               (A) Subject to subparagraphs (B) and (C) below, purchases and sales of units in the Stock Fund (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator In Good Order all information, documentation, and wire transfers of funds (if applicable), necessary to accurately effect such transactions. Exchanges of units in the Stock Fund shall be made in accordance with the Exchange Guidelines attached hereto as Schedule "H".

               (B) Aggregate sales of units in the Stock Fund on any day shall be limited to the Stock Fund's Available Liquidity for that day. In the event that the requested sales exceed the Available Liquidity, then transactions shall be processed giving precedence to distributions, loans and withdrawals, and otherwise on a FIFO basis, as provided in Schedule "M" (the "Specified Hierarchy"). So long as the Stock Fund is open for such transactions, sales of units that are requested but not processed on a given day due to insufficient Available Liquidity shall be suspended until Available Liquidity is sufficient to honor such transactions in accordance with the Specified Hierarchy.

               (C) The Trustee shall close the Stock Fund to sales or purchases of units, as applicable, on any date on which trading in the Sponsor Stock has been suspended or substantial purchase or sale orders are outstanding and cannot be executed.

          (v)  Securities Law Reports.

The Named Fiduciary shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust's ownership of Sponsor Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934, and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Sponsor Stock pending the filing of any report. The Trustee shall provide to the Named Fiduciary such information on the Trust's ownership of Sponsor Stock as the Named Fiduciary may reasonably request in order to comply with Federal or state securities laws.

          (vi) Voting and Tender Offers.

Notwithstanding any other provision of this Agreement the provisions of this Section shall govern the voting and tendering of Sponsor Stock. The Sponsor shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Sponsor Stock. The Trustee, after consultation with the Sponsor, shall prepare the necessary documents associated with the voting and tendering of Sponsor Stock.

               (A)  Voting.
                    ------

                    (1) When the issuer of Sponsor Stock prepares for any annual or special meeting, the Sponsor shall notify the Trustee at least thirty
(30) days in advance of the intended record date and shall cause a copy of all proxy solicitation materials to be sent to the Trustee. If requested by the Trustee, the Sponsor shall certify to the Trustee that the aforementioned materials represent the same information that is distributed to shareholders of Sponsor Stock. Based on these materials the Trustee shall prepare a voting instruction form and shall provide a copy of all proxy solicitation materials to be sent to each Participant with an interest in Sponsor Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the proportional interest in the number of full and fractional shares of Sponsor Stock credited to the Participant's accounts held in the Stock Fund.

                    (2) Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of Sponsor Stock reflecting such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of Sponsor Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund as directed by the Participant. Except as otherwise required by law, the Trustee shall vote shares of Sponsor Stock credited to a Participant's account for which it has received no direction from the Participant in the same proportion on each issue as it votes those shares credited to Participants' accounts for which it has received voting directions from Participants.

                    (3) Except as otherwise required by law, the Trustee shall vote that number of shares of Sponsor Stock not credited to Participants' accounts in the same proportion on each issue as it votes those shares credited to Participants' accounts for which it received voting directions from Participants.

               (B)  Tender Offers.
                    -------------

                    (1) Upon commencement of a tender offer for any securities held in the Trust that are Sponsor Stock, the Sponsor shall timely notify the Trustee in advance of the intended tender date and shall cause a copy of all materials to be sent to the Trustee. The Sponsor shall certify to the Trustee that the aforementioned materials represent the same information distributed to shareholders of Sponsor Stock. Based on these materials and after consultation with the Sponsor the Trustee shall prepare a tender instruction form and shall provide a copy of all tender materials to be sent to each Participant with an interest in the Stock Fund, together with the foregoing tender instruction form, to be returned to the Trustee or its designee. The tender instruction form shall show the number of full and fractional shares of Sponsor Stock that reflect the Participants proportional interest in the Stock Fund (both vested and unvested).

                    (2) Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Sponsor Stock reflecting such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of Sponsor Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Sponsor Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of Sponsor Stock reflecting a Participant's proportional interest in the Stock Fund for which it has received no direction from the Participant.

                    (3) Except as otherwise required by law, the Trustee shall tender that number of shares of Sponsor Stock not credited to Participants' accounts in the same proportion as the total number of shares of Sponsor Stock credited to Participants' accounts for which it has received instructions from Participants.

                    (4) A Participant who has directed the Trustee to tender some or all of the shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of Sponsor Stock not credited to Participants' accounts have been tendered, the Trustee shall redetermine the number of shares of Sponsor Stock that would be tendered under Section 5(e)(vi)(B)(3) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of Sponsor Stock not credited to Participants' accounts necessary to reduce the amount of tendered Sponsor Stock not credited to Participants' accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                    (5) A direction by a Participant to the Trustee to tender shares of Sponsor Stock reflecting the Participant's proportional interest in the Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Sponsor Stock tendered from that interest. Pending receipt of directions (through the Administrator) from the Participant or the Named Fiduciary, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the investment option described in Schedule "C".

          (vii) General.

Except as required by ERISA, with respect to all shareholder rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Sponsor Stock, the Trustee shall follow the procedures set forth in subsection (A), above.

          (viii) Conversion.

All provisions in this Section 5(e) shall also apply to any securities received as a result of a conversion of Sponsor Stock.

     (f)  Participant Loans.

The Administrator shall (i) separately account for repayments of such loans and clearly identify such assets as Plan assets and (ii) collect and remit all principal and interest payments to the Trustee through the Recordkeeper. To originate a "general purpose" loan, the Participant shall direct the Trustee through the Recordkeeper as to the term and amount of the loan to be made from the Participant's individual account. Such directions shall be made by Participants by use of the system maintained for such purpose by the Trustee and the Recordkeeper or their agents. The Trustee through the Recordkeeper shall determine, based on the current value of the Participant's account on the date of the request and any guidelines provided by the Sponsor, the amount available for the loan. Based on the interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee through the Recordkeeper shall advise the Participant of such interest rate, as well as the installment payment amounts. The Trustee through the Recordkeeper shall distribute the loan agreement and truth-in-lending disclosure with the proceeds check to the Participant. To facilitate recordkeeping, the Trustee through the Recordkeeper may destroy the original of any proceeds check (including the promissory note) made in connection with a loan to a Participant under the Plan, provided that the Trustee through the Recordkeeper or its agent first creates a duplicate by a photographic or optical scanning or other process yielding a reasonable facsimile of the proceeds check (including the promissory note) and the Participant's signature thereon, which duplicate may be reduced or enlarged in size from the actual size of the original.

     (g)  BrokerageLink.

Under the BrokerageLink option, the Named Fiduciary hereby directs the Trustee and the Recordkeeper to use FBSLLC to purchase or sell individual securities for Participant accounts in accordance with investment directions provided by the Participants. The provision of brokerage services shall be subject to the following:

          (i) Any successor organization of FBSLLC, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this authorization provision.

          (ii) The Trustee, Recordkeeper and FBSLLC shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to FBSLLC (or its successor) and the Trustee and the Recorkeeper.

          (iii) The types of securities which may be purchased under BrokerageLink are listed on Schedule "J". Administrative procedures governing investment in and withdrawals from BrokerageLink are attached hereto as Schedule "K".

          (iv) A Participant may authorize the use of an agent to have limited trading authority over assets in their BrokerageLink account provided that the Participant completes and files with

FBSLLC the brokerage services limited trading authorization and indemnification form or a comparable form.

          (v) A copy of the notice and all proxy solicitation materials, together with a voting direction form, will be sent to each Participant with BrokerageLink account balances. FBSLLC shall provide all proxies and other shareholder materials to each Participant with such securities allocated to his or her account. The Participant shall have the authority to direct the exercise of all shareholder rights attributable to the securities allocated to his or her account. The Trustee shall not exercise such rights in the absence of direction from the Participant.

     (h)  Stable Value Investments.

Stable value investments in the Trust shall be subject to the following limitations:

          (i)  Collective Investment Funds Managed by the Trustee.

To the extent that the Named Fiduciary selects as an investment option the Managed Income Portfolio II of the Group Trust, the Sponsor hereby (A) acknowledges that it has received from the Trustee a copy of the Group Trust, the Participation Agreement and the Declaration of Separate Fund for the Managed Income Portfolio II, and (B) adopts the terms of the Group Trust, the Participation Agreement and the Declaration of Separate Fund as part of this Agreement.

          (ii) Managed Income Fund.

The Managed Income Fund shall consist of the American Express Trust Income Fund II, a collective investment trust maintained for qualified retirement plans blended with the Managed Income Portfolio II. All transactions involving the Managed Income Fund shall be done in accordance with the Operating Procedures attached hereto as Schedule "N".

          (iii) Liquidity Reserve

To provide the necessary monies for exchanges or redemptions from the stable value investment option, if any, under the Plan, the Sponsor agrees that the Plan shall maintain a liquidity reserve for the Plan's stable value investment options consisting of Colchester Street Trust: Money Market Portfolio: Class I or such other Mutual Fund or commingled money market pool as agreed to by the Sponsor and the Trustee.

     (i)  Trustee Powers.

The Trustee shall have the following powers and authority:

          (i) Subject to this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

          (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

          (iii) To keep that portion of the Trust in cash or cash balances as the Named Fiduciary or Administrator may, from time to time, deem to be in the best interest of the Trust.

          (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

          (v) To borrow funds from a bank not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion; provided that the cost of such borrowing shall be allocated in a reasonable fashion to the investment fund(s) in need of liquidity. The Sponsor shall receive notice of such as soon as administratively feasible.

          (vi) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

          (vii) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

          (viii) To invest all or any part of the assets of the Trust in guaranteed investment contracts and short term investments (including interest bearing accounts with the Trustee or money market mutual funds advised by affiliates of the Trustee) and in any collective investment trust or group trust, including any collective investment trust or group trust maintained by the Trustee, which then provides for the pooling of the assets of plans described in Section 401(a) and exempt from tax under

Section 501(a) of the Code, or any comparable provisions of any future legislation that amends, supplements, or supersedes those sections, provided that such collective investment trust or group trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revenue Service. The provisions of the document governing such collective investment trusts or group trusts, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of this Trust Agreement.

          (ix) To do all other acts, although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.



Section 6.  Recordkeeping and Administrative Services to Be Performed.

     (a)  General.

The Recordkeeper shall perform those recordkeeping and administrative functions described in Schedule "A" attached hereto or as otherwise agreed to in writing (or by means of a secure electronic medium) between Sponsor and the Recordkeeper. These recordkeeping and administrative functions shall be performed within the framework of the Administrator's written directions regarding the Plan's provisions, guidelines and interpretations and as documented in the Plan Administration Manual. The Recordkeeper will not perform any service that the Recordkeeper, in its sole judgment, considers might cause the Recordkeeper to be treated as a fiduciary of the Plan (within the meaning of Section 3(21) of ERISA). The Recordkeeper shall have the duty and responsibility to perform all functions necessary to provide such recordkeeping and administrative services in a professional and workmanlike manner in accordance with the terms of the Plan as documented in the Plan Administration Manual and this Agreement.

     (b)  Accounts.

The Trustee and the Recordkeeper shall keep accurate accounts in compliance with federal law of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of each Reporting Date. Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee and the Recordkeeper, or the termination of this Agreement, the Trustee and/or the Recordkeeper shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee and the Recordkeeper between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. The Administrator shall use all reasonable efforts to bring to the Trustee's and the Recordkeeper's attention, as soon as possible, any concerns or objections it may have relating to the accounts. Notwithstanding the previous sentence, and except as otherwise required under ERISA, upon the expiration of twelve (12) months from the date of filing such account, the Trustee shall have no liability or further accountability to the Administrator with respect to the propriety of its acts or transactions shown in such account (or any Participant-level report provided to a Participant), except with respect to such acts or transactions as to which a written objection shall have been filed with the Trustee and the Recordkeeper within such twelve (12) month period.

     (c)  Inspection and Audit.

Prior to the termination of this Agreement, all records generated by the Trustee and the Recordkeeper in accordance with paragraphs (a) and (b), above, shall be open to inspection and audit by the Sponsor or any persons designated by the Sponsor, during the Trustee's and the Recordkeeper's regular business hours. Notwithstanding the previous sentence, should any records be retained by the Trustee and the Recordkeeper that were generated by the Trustee and the Recordkeeper in accordance with paragraphs (a) and (b), above, post termination of this Agreement, the Sponsor may request the inspection and audit of such records by the Sponsor or any persons designated by the Sponsor, during the Trustee's and the Recordkeeper's regular business hours for a period of up to one (1) year after the termination of this Agreement. Upon the resignation or removal of the Trustee or the Recordkeeper or the termination of this Agreement, the Trustee and the Recordkeeper shall provide to the Sponsor, at no expense to the Sponsor, in the format regularly provided to the Sponsor, a statement of each Participant's accounts as of the resignation, removal, or termination, and the Trustee and the Recordkeeper shall provide to the Sponsor or the Plan's new recordkeeper such further records as may be reasonably requested, at the Sponsor's expense.

     (d)  Notice of Plan Amendment.

The Recordkeeper's provision of the recordkeeping and administrative services set forth in this Section 6 shall be conditioned on the Sponsor delivering to the Trustee and the Recordkeeper a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption and on the Administrator providing the Trustee and the Recordkeeper, on a timely basis, with all the information the Recordkeeper deems necessary for it to perform the recordkeeping and administrative services set forth herein, and such other information as the Trustee or the Recordkeeper may reasonably request.

     (e)  Returns, Reports and Information.

Except as set forth on Schedule "A", the Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee and the Recordkeeper shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to Participants required by law, except such disclosure as may be required under federal or state truth-in-lending laws with regard to Participant loans, which shall be provided by the Trustee through the Recordkeeper.

     (f)  Plan Administration Manual.

The Recordkeeper and the Sponsor shall mutually develop and maintain the Plan Administration Manual, which shall reflect the terms of the Plan as provided by the Sponsor to the Recordkeeper. The Recordkeeper shall update the Plan Administration Manual, or portions thereof, upon notice from the Sponsor of amendments to the Plan, and to reflect administrative or legal changes or to correct operational or administrative errors. The Recordkeeper shall provide a copy of the Plan Administration Manual, as amended from time to time, to the Sponsor.

     After termination of this Agreement, the Sponsor may provide a copy of the Plan Administration Manual to a successor vendor only for reference or for the ongoing administration of the Plan; provided, however, prior to delivery, the Trustee or Recordkeeper may redact any Fidelity Confidential Information and may require the successor vendor to execute a confidentiality agreement.

     (g)  Compliance.

The Recordkeeper represents and warrants that the Recordkeeping Services will be performed in accordance with applicable federal laws and regulations. The Recordkeeper shall monitor changes in federal law to the extent applicable to its provision of Recordkeeping Services.

     (h)  Updates.


 To the extent that the Recordkeeper updates the technology it uses for recordkeeping and administrative services, the Recordkeeper shall provide such updates to the Sponsor to the extent such updates are offered to other clients of the Recordkeeper. Notwithstanding the previous sentence, the Sponsor acknowledges that the Recordkeeper, from time to time, for pilot testing purposes or otherwise, may offer certain changes to other clients without first offering them to the Sponsor. The Recordkeeper shall use its best efforts to maintain its recordkeeping system so that Recordkeeping Services are furnished in a manner which complies with all applicable federal laws and regulations as are in effect from time to time. The Recordkeeper shall communicate legal changes and make system and service modifications, where appropriate, to accommodate such changes. To the extent that any statutory or regulatory change permits a discretionary response by the Sponsor, the Recordkeeper and the Sponsor shall agree as to the manner in which any such change will be implemented with respect to the Plan, and if the Sponsor makes a choice for the Plan that requires customization of the Recordkeeper's system, the Sponsor shall reimburse the Recordkeeper for its reasonable cost in making the requested adaptation; in no event, however, shall the Sponsor be billed for fees pertaining to the development of the base system used by the Recordkeeper to service its customers generally.

     (i)  Errors.

The Recordkeeper will adhere to an error correction policy, which will be made available to the Sponsor, from time to time, upon request. The Recordkeeper shall attempt to correct errors resulting from the Sponsor's error, errors by the Sponsor's employees or officers, as soon as reasonably practicable after such errors are discovered by the Recordkeeper or the Sponsor (and Sponsor notifies the Recordkeeper of such). The Sponsor shall reimburse the Recordkeeper for the actual cost of such corrections.

     (j)  On-Site Visits.

Upon reasonable notice from the Sponsor, the Sponsor shall be permitted to make on-site inspection visits of the Recordkeeper's service centers. Such inspections will be conducted during the Recordkeeper's normal business hours.

     (k)  Fiduciary Status.

It is the intent of the parties that the Recordkeeper serve in a purely ministerial capacity and, therefore that the Recordkeeper not serve in fiduciary capacity or exercise any discretionary authority which would cause the Recordkeeper to be treated as a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to the Plan. If and to the extent that, notwithstanding the previous sentence, the Recordkeeper is deemed to be a fiduciary by a competent authority, the Recordkeeper agrees to exercise its fiduciary authority in accordance with the requirements of ERISA, including without limitation, the requirements of Section 404 and 411 thereof.

     (l)  Retention of Records.

The Recordkeeper shall maintain and preserve all records in accordance with its record retention policy.

     (m)  Compliance with Applicable Laws.

The Recordkeeper shall conduct its business in compliance with all applicable laws and regulations relating to employment and employment practices.

     (n)  Plan Data.

          (i) Prior to the commencement of Recordkeeping Services specified in this Agreement, the Sponsor shall furnish or cause to be furnished to the Recordkeeper all information and data in the Sponsor's possession regarding Participant accounts necessary for the Recordkeeper's performance of the Recordkeeping Services.

          (ii) The Sponsor shall be solely responsible for the accuracy and completeness of any Plan Data provided to the Recordkeeper by the Sponsor or its agent. The Sponsor shall promptly furnish or cause to be furnished to Recordkeeper accurate and complete Plan Data to correct any inaccuracies or incompleteness with respect to Plan Data previously provided to the Recordkeeper upon discovery by the Sponsor or request by the Recordkeeper. Upon request, the Recordkeeper shall assist the Sponsor in correcting or recalculating inaccurate Plan Data that is provided to the Recordkeeper. The Sponsor may be required to reimburse the Recordkeeper for the actual cost of such corrections or recalculations.

          (iii) The Recordkeeper shall process the Plan Data provided by the Sponsor appropriate for its systems. The Sponsor shall review the processed Plan Data promptly after receipt thereof. The Sponsor shall notify the Recordkeeper in writing of any error with respect to any Plan Data or report promptly after discovery thereof.

          (iv) All Plan Data is and will remain the property of the Sponsor. The Plan Data will not be (A) used by the Recordkeeper for any purpose other than providing the Recordkeeping Services, (B) disclosed, sold, assigned, leased, or otherwise provided to third parties by the Recordkeeper, or (C) commercially exploited by or on behalf of the Recordkeeper or any affiliate of the Recordkeeper, except as authorized by the Sponsor.

          (v) At no cost to the Sponsor and upon the Sponsor's reasonable request, the Recordkeeper shall promptly deliver to the Sponsor, in the format and on the media in use by the Recordkeeper as of the date of the request, a standard extract of all Plan Data. At the Sponsor's request, the Recordkeeper shall prepare ad hoc reports (covering a portion of the Plan
Data). The Sponsor shall pay any reasonable fees for such reports.

     (o)  Recording System.

The Recordkeeper represents to the Sponsor that the the Recordkeeper has all rights and licenses needed to use the recordkeeping system or systems it employs to provide all of the Recordkeeping Services as set forth in this Agreement and to perform its other obligations hereunder without violating any rights of any third party, and there is currently no actual or threatened suit by any such third party based on an alleged violation of such rights by the Recordkeeper.


Section 7.  Compensation and Expenses.

Sponsor shall pay to Trustee and the Recordkeeper, within thirty (30) days of receipt of the Trustee's or Recordkeeper's bill, the fees for services in accordance with Schedule "B". Fees for services are specifically outlined in Schedule "B" and are based on all of the assumptions identified therein. The Trustee and the Recordkeeper shall maintain their fees for three (3) years; provided, however, in the event that the Plan characteristics referenced in the assumptions outlined in Schedule "B" change significantly by either falling below or exceeding current or projected levels, such fees shall be subject to revision. To reflect increased operating costs, Trustee and Recordkeeper may once each calendar year, but not prior to October 1, 2006, amend Schedule "B" without the Sponsor's consent upon ninety (90) days prior notice to the Sponsor.

All reasonable expenses of plan administration as shown on Schedule "B" attached hereto, as amended from time to time, shall be a charge against and paid from the appropriate Participants' accounts, except to the extent such amounts are paid by the Sponsor in a timely manner.

All expenses of the Trustee and the Recordkeeper relating directly to the acquisition and disposition of investments constituting part of the Trust, all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, and any other reasonable expenses of Plan administration as determined and directed by the Administrator, shall be a charge against and paid from the appropriate Participants' accounts.

Section 8.  Directions and Indemnification.

     (a)  Identity of Administrator and Named Fiduciary.

The Trustee and the Recordkeeper shall be fully protected in relying on the fact that the Named Fiduciary and the Administrator under the Plan are the individuals or entities named as such above, or such other individuals or persons as the Sponsor may notify the Trustee and the Recordkeeper in writing.

     (b)  Directions from Administrator.

Whenever the Administrator provides a direction to the Trustee and/or the Recordkeeper, the Trustee and the Recordkeeper shall not be liable for any loss or expense arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee and the Recordkeeper by the Administrator in the form attached hereto as Schedule "D", and (ii) if the Trustee and the Recordkeeper reasonably believe the signature of the individual to be genuine, unless (on the part of the Trustee) it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of
Section 404(a) of ERISA or would be contrary to the terms of this Agreement or the Plan as documented in the Plan Administration Manual. For purposes of this Section, such direction may also be made EDT or other electronic means in accordance with procedures agreed to by the Administrator, the Trustee and the Recordkeeper; provided, however, that the Trustee and the Recordkeeper shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator.

     (c)  Directions from Named Fiduciary.

Whenever the Named Fiduciary or Sponsor provides a direction to the Trustee and/or the Recordkeeper, the Trustee and the Recordkeeper shall not be liable for any loss or expense arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee and the Recordkeeper by the Named Fiduciary in the form attached hereto as Schedule "E" and (ii) if the Trustee and the Recordkeeper reasonably believe the signature of the individual to be genuine, unless (on the part of the Trustee) it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of Section 404(a) of ERISA or would be contrary to the terms of this Agreement or the Plan as documented in the Plan Administration Manual. Such direction may also be made via EDT or other electronic means in accordance with procedures agreed to by the Named Fiduciary, the Trustee and the Recordkeeper; provided, however, that the Trustee and the Recordkeeper shall be fully protected in relying on such direction as if it were a direction made in writing by the Named Fiduciary.

     (d)  Co-Fiduciary Liability.

In any other case, the Trustee shall not be liable for any loss or expense arising from any act or omission of another fiduciary under the Plan except as provided in section 405(a) of ERISA.

     (e)  Indemnification.

          (i)  Indemnification of Trustee. The Sponsor shall indemnify the
               --------------------------
Trustee against, and hold the Trustee harmless from, Losses, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all Losses arising solely from the Trustee's negligence, bad faith, breach of fiduciary duty or breach of this Agreement or the Recordkeeper's negligence, bad faith or breach of this Agreement.

          (ii) Indemnification of the Sponsor. The Recordkeeper agrees to
               ------------------------------

indemnify and hold harmless the Plan and the Sponsor (including any subsidiaries and affiliates of the Sponsor) and their respective directors, officers, employees and agents (each an "indemnitee") against any losses, claims, damages, liabilities or expenses to which an indemnitee may become subject insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof), arise out of or are based upon (i) the Recordkeeper's willful misconduct, bad faith or negligence in performing or in failing to perform its duties and obligations as the Recordkeeper under this Agreement; (ii) any material breach by the Recordkeeper of its obligations under this Agreement;
(iii) any claim that the system used by the Recordkeeper in providing Recordkeeping Services violates or infringes any copyright, trade secret, patent or other intellectual property right of any third party; or (iv) any breach by the Recordkeeper of a material representation, warranty or covenant contained in this Agreement; and, except as provided in subsection (h) below, shall reimburse the indemnities for any legal fees or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such loss, claim or action. This indemnity agreement shall be in addition to any liability which the Recordkeeper otherwise may have.

          (iii) Indemnification of the Recordkeeper. The Sponsor shall indemnify
                -----------------------------------
the Recordkeeper against, and hold the Recordkeeper harmless from, Losses, that may be incurred by, imposed upon, or asserted against the Recordkeeper by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all Losses arising solely from the Recordkeeper's negligence, bad faith or breach of this Agreement or the Trustee's negligence, bad faith breach of fiduciary duty or breach of this Agreement.

     (f)  Option to Defend.

If any third party threatens to commence or commences any action for which one party (the "Indemnifying Party") may be required to indemnify another person hereunder (the "Indemnified Party"), the Indemnified Party will promptly give notice thereof to the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense and without limiting its obligations to indemnify the Indemnified Party, to assume control of the defense of such action with counsel selected by the Indemnifying Party which counsel will be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the control of the defense, the Indemnified Party may participate in the defense of such claim at its own expense. Without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld, the Indemnifying Party may not settle or compromise the liability of the Indemnified Party in such action or consent to or permit the entry of any judgment in respect thereof in payment and without unconditional release in favor of each Indemnified Party from all liability in respect of such claim.

     (g)  Standard of Care.

In performing any of the duties agreed to under this Agreement, the Trustee shall be held to the same standard of care as a fiduciary under ERISA and shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. If the Recordkeeper is deemed to be a fiduciary, the above standard shall apply in the context and to the extent it is so deemed.

     (h)  Survival.

The provisions of this Section 8 shall survive the termination of this Agreement.

Section 9.  Resignation or Removal of Trustee and Recordkeeper and Termination.

     (a)  Resignation and Removal.

The Trustee and the Recordkeeper may resign at any time in accordance with the notice provisions set forth below. The Sponsor may remove the Trustee and the Recordkeeper at any time in accordance with the notice provisions set forth below.

     (b)  Termination.

This Agreement may be terminated in full, or with respect to only a portion of the Plan (i.e., a "partial deconversion") at any time by the Sponsor upon prior written notice to the Trustee or the Recordkeeper in accordance with the notice provisions set forth below.

     (c)  Notice Period.

In the event that the Trustee desires to terminate this Agreement or any Services hereunder, the Trustee shall provide at least sixty (60) days prior written notice of the termination date to the Sponsor; provided, however, that the Sponsor may agree, in writing, to a shorter notice period.

In the event that the Recordkeeper desires to terminate this Agreement or any Services hereunder, the Recordkeeper shall provide at least one hundred and eighty (180) days prior written notice of the termination date to the Sponsor; provided, however, that the Sponsor may agree, in writing, to a shorter notice period.

In the event that the Sponsor desires to terminate this Agreement or any Services hereunder, the Sponsor shall provide at least sixty (60) days prior written notice of the termination date to the Trustee and/or the Recordkeeper; provided, however, that the receiving party may agree, in writing, to a shorter notice period.

     (d)  Transition Assistance.

In the event of termination of this Agreement, if requested by Sponsor, the Trustee and the Recordkeeper shall assist the Sponsor in developing a plan for the orderly transition of the Plan data, cash and assets then constituting the Trust and services provided by the Trustee or the Recordkeeper hereunder to the Sponsor or its designee. The Trustee and the Recordkeeper shall provide such assistance for a period not extending beyond sixty (60) days from the termination date of this Agreement. The Trustee and the Recordkeeper shall provide to the Sponsor, or to any person designated by the Sponsor, at a mutually agreeable time, one file of the Plan data prepared and maintained by the Trustee and the Recordkeeper in the ordinary course of business, in the Trustee's format. The Trustee and the Recordkeeper may provide other or additional transition assistance as mutually determined for additional fees, which shall be due and payable by the Sponsor prior to any termination of this Agreement.

     (e)  Failure to Appoint Successor.

If, by the termination date, the Sponsor has not notified the Trustee and the Recordkeeper in writing as to the individual or entity to which the assets and cash are to be transferred and delivered, the Trustee and the Recordkeeper may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee and the Recordkeeper shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

     (f)  Insurance.

The Trustee shall maintain insurance to cover liability or losses occurring by reason or acts or omissions of fiduciaries, specifically, to cover the following: losses sustained as the direct result of dishonest or fraudulent acts committed by its employees; losses which are the result of fraudulent input, modification or destruction of electronic data media or instructions when committed by non-employees; and losses resulting from errors or omissions committed by its employees. Upon request by the Sponsor, the Trustee will provide a Statement of insurance confirming its liability coverage.



Section 10. Successor Trustee.

     (a)  Appointment.

If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

     (b)  Acceptance.

As of the date the successor trustee accepts its appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee, except as may be required to evidence such transition. The predecessor trustee shall execute all instruments and do all acts that may be reasonably necessary and requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

     (c)  Corporate Action.

Any successor to the Trustee or successor trustee, either through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction of either the Trustee or successor trustee, shall, upon consummation of the transaction, become the successor trustee under this Agreement.



Section 11. Resignation, Removal, and Termination Notices.

All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Retirement Plan Specialist, Liz Claiborne, Inc., One Claiborne Avenue, North Bergen, NJ 07047, and to the Trustee and the Recordkeeper c/o FESCo Business Compliance, Contracts Administration, 82 Devonshire Street, MM3H, Boston, Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.



Section 12. Duration of Trust.

This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.



Section 13. Amendment or Modification.

This Agreement may be amended or modified at any time and from time to time only by an instrument executed by the Sponsor, the Trustee and the Recordkeeper. The individuals authorized to sign such instrument shall be those authorized by the Sponsor on Schedule "E."

Section 14. Electronic Services.

     (a) The Trustee and the Recordkeeper may provide Electronic Services and/or Electronic Products, including, but not limited to Fidelity Plan Sponsor WebStation. The Sponsor and its agents agree to use such Electronic Services and Electronic Products only in the course of reasonable administration of or participation in the Plan and to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the Electronic Products or Electronic Services or any portion thereof without the Trustee's and the Recordkeeper's written consent, except, in cases where Trustee and/or the Recordkeeper has specifically notified the Sponsor that the Electronic Products or Services are suitable for delivery to Participants, for non-commercial personal use by Participants or beneficiaries with respect to their participation in the Plan or for their other retirement planning purposes.

     (b) The Sponsor shall be responsible for installing and maintaining all Electronic Products, (including any programming required to accomplish the installation) and for displaying any and all content associated with Electronic Services on its computer network and/or intranet so that such content will appear exactly as it appears when delivered to Sponsor. All Electronic Products and Services shall be clearly identified as originating from the Trustee, the Recordkeeper or their affiliates. The Sponsor shall promptly remove Electronic Products or Services from its computer network and/or intranet, or replace the Electronic Products or Services with updated products or services provided by the Trustee and the Recordkeeper, upon written notification (including written notification via facsimile) by the Trustee and/or the Recordkeeper.

     (c) All Electronic Products shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee and the Recordkeeper , and all Electronic Services shall be provided to the Sponsor without acceptance of legal liability related to or arising out of the electronic nature of the delivery or provision of such Services. Except as otherwise stated in this Agreement, no rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Products or Services and related material. The Trustee and the Recordkeeper hereby grant to the Sponsor a non-exclusive, non-transferable revocable right and license to use the Electronic Products and Services in accordance with the terms and conditions of this Agreement.

     (d) To the extent that any Electronic Products or Services utilize internet services to transport data or communications, the Trustee and the Recordkeeper will take, and Sponsor agrees to follow, reasonable security precautions, however, the Trustee and the Recordkeeper disclaim any liability for interception of any such data or communications. The Trustee and the Recordkeeper reserves the right not to accept data or communications transmitted via electronic media by the Sponsor or a third party if it determines that the media does not provide adequate data security, or if it is not administratively feasible for the Trustee and the Recordkeeper to use the data security provided. The Trustee and the Recordkeeper shall not be responsible for, and makes no warranties regarding access, speed or availability of internet or network services, or any other service required for electronic communication. The Trustee and the Recordkeeper shall not be responsible for any loss or damage related to or resulting from any changes or modifications to the Electronic Products or Services after delivering it to the Sponsor.

     (e) The Trustee and the Recordkeeper will provide to Participants the FullViewSM service via NetBenefitsSM, through which Participants may elect to consolidate and manage any retirement account information available through NetBenefits as well as External Account Information. To the extent not provided by the Trustee and the Recordkeeper or their affiliates, the data aggregation service will be provided by Yodlee.com, Inc. or such other independent provider as the Trustee and the Recordkeeper may select, pursuant to a contract that requires the provider to take appropriate steps to protect the privacy and confidentiality of information furnished by users of the service. The Sponsor acknowledges that Participants who elect to use FullViewSM must provide passwords and PINs to the provider of data aggregation services. The Trustee and the Recordkeeper will use External Account Information to furnish and support FullViewSM or other services provided pursuant to this Agreement, and as otherwise directed by the Participant. The Trustee and the Recordkeeper will not furnish External Account Information to any third party, except pursuant to subpoena or other applicable law. The Sponsor agrees that the information accumulated through FullViewSM shall not be made available to the Sponsor, provided, however, that the Trustee and the Recordkeeper shall provide to the Sponsor, upon request, aggregate usage data that contains no personally identifiable information.



Section 15. Assignment.

This Agreement, and any of its rights and obligations hereunder, may not be assigned by any party without the prior written consent of the other party(ies), and such consent may be withheld in any party's sole discretion, however, such consent shall not be unreasonably withheld. Notwithstanding the foregoing, Trustee and the Recordkeeper may assign this Agreement in whole or in part, and any of its rights and obligations hereunder, to a subsidiary or affiliate of Trustee or the Recordkeeper without consent of the Sponsor. All provisions in this Agreement shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 16. Force Majeure.

No party shall be deemed in default of this Agreement to the extent that any delay or failure in performance of its obligation(s) results, without its fault or negligence, from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, power outages or strikes. This clause shall not excuse any of the parties to the Agreement from any liability which results from failure to have in place reasonable disaster recovery and safeguarding plans adequate for protection of all data each of the parties to the Agreement are responsible for maintaining for the Plan.



Section 17. Confidentiality.

          (i) All parties to this Agreement recognize that in the course of implementing and providing the services described herein, each party may disclose to the other Confidential Information. All such Confidential Information, individually and collectively, and other proprietary information disclosed by any party shall remain the sole property of the party disclosing the same, and the receiving party shall have no interest or rights with respect thereto if so designated by the disclosing party to the receiving party. Each party agrees to maintain all such Confidential Information in trust and confidence to the same extent that it protects its own proprietary information, and not to disclose such Confidential Information to any third party without the written consent of the other party. Each party further agrees to take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information. In addition, each party agrees not to disclose or make public to anyone, in any manner, the terms of this Agreement, except as required by law, without the prior written consent of the other party.

     (ii) Each party shall have the right to disclose Confidential Information of the other party to a limited number of employees, attorneys, accountants, auditors or other advisors and its affiliates on a need-to-know basis.

     (iii) The obligation to treat information as confidential will not apply to information which:

          (A)  is already known at the time of the disclosure;

          (B) is publicly known at the time of the disclosure or becomes publicly known through no wrongful act or failure of any party to the Agreement;

          (C) is subsequently disclosed on a non-confidential basis by a third party not having a confidential relationship with any party to this Agreement which rightfully acquired such information;

          (D)  is independently developed by a third party;

          (E) is required to be disclosed to any governmental agency or is required by subpoena, summons, order or other judicial process.

     (iv) The Trustee and the Recordkeeper agree not to disclose, advertise or otherwise publish this Agreement or include the name of the Sponsor in any marketing or sales material (other than lists, verbal communications, proposals, RFP responses, or similar documents provided by the Recordkeeper to clients or prospective clients) without the prior consent of the Sponsor.

     (v) The provisions of this Section 17 shall survive the termination of this Agreement.



Section 18. General.

     (a)  Performance by Trustee and Recordkeeper, their Agents or Affiliates.

The Sponsor acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee and the Recordkeeper, their agents or affiliates, including but not limited to FBSLLC, or the successor to any of them, and that certain of such services may be provided pursuant to one or more separate contractual agreements or relationships.

     (b)  Entire Agreement.

This Agreement together with the schedules attached hereto, which are hereby incorporated by reference herein, contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

     (c)  Waiver.

No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other obligation hereunder or any subsequent failure or refusal to comply with any other obligation hereunder.

     (d)  Successors and Assigns.

The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

     (e)  Partial Invalidity.

If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     (f)  Section Headings.

The headings of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

     (g)  Communications.

          (i)  Content

The Sponsor shall provide all information requested by the Trustee to help it prepare Participant communications necessary to allow the Trustee to meet its obligations under this Agreement. The Sponsor represents that Participant communications prepared by the Sponsor will include any information required by applicable regulations to afford Plan fiduciaries protection under ERISA ss.404(c). The Trustee shall have no responsibility or liability for any Losses resulting from the use of information provided by or from communications prepared by the Sponsor.

          (ii) Delivery

In the event that the Sponsor retains any responsibility for delivering Participant communications to some or all Participants and beneficiaries, the Sponsor agrees to furnish the communications to such Participants in a timely manner as determined under applicable law (including ERISA ss.404(c) and the Sarbanes-Oxley Act requirements for "blackout" notices). The Sponsor also represents that such communications will be delivered to such Participants and beneficiaries in a manner permitted by applicable law, including electronic delivery that is consistent with applicable regulations regarding electronic transmission (for example, DOL Regulation ss.2501.104b-1). The Trustee and its affiliates shall have no responsibility or liability for any Losses resulting from the failure of the Sponsor to furnish any such communications in a manner which is timely and consistent with applicable law.

Section 19. Governing Law.

     (a)  Massachusetts Law Controls.

This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construct, effect and administration of the Agreement shall be governed by and interpreted in accordance with the banking laws of the Commonwealth of Massachusetts to the extent they govern the activities of the Trustee and otherwise in accordance with the laws of New York, except to the extent those laws are superseded under section 514 of ERISA..

     (b)  Agreement Controls.

The Trustee and the Recordkeeper are not parties to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.



Section 20. Plan Qualification.

The Plan is intended to be qualified under section 401(a) of the Code and the Trust established hereunder is intended to be tax-exempt under section 501(a) of the Code. The Sponsor represents that to the extent Participants are able to instruct the investment of their account, the Plan is intended to constitute a plan described in section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1. A confirmation of the Plan's current qualified status is attached hereto as Schedule "F," and the Sponsor shall provide proof of the Plan's continued qualification upon request by the Trustee. The Sponsor has the sole responsibility for ensuring the Plan's qualified status and full compliance with the applicable requirements of ERISA. The Sponsor hereby certifies that it has furnished to the Trustee a complete copy of the Plan and all amendments thereto in effect as of the date of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                  LIZ CLAIBORNE, INC.


                                  By:        /s/Michael Scarpa
                                             -----------------------------------

                                  Name:      Michael Scarpa
                                             -----------------------------------

                                  Title:     Senior VP Finance, CFO
                                             -----------------------------------

                                  Date:      9/29/03
                                             -----------------------------------




                                  FIDELITY MANAGEMENT TRUST COMPANY


                                  By:        /s/Rebecca Hays
                                             -----------------------------------
                                             FMTC Authorized Signatory

                                  Name:      Rebecca Hays
                                             -----------------------------------

                                  Date:      10/9/03
                                             -----------------------------------




                                  FIDELITY INVESTMENTS INSTITUTIONAL
                                  OPERATIONS COMPANY, INC.


                                  By:        /s/Rebecca Hays
                                             -----------------------------------
                                             FIIOC Authorized Signatory

                                  Name:      Rebecca Hays
                                             -----------------------------------

                                  Date:      10/9/03
                                             -----------------------------------

SCHEDULES


                     SCHEDULE "A" - Administrative Services


Administration
--------------

* Establishment and maintenance of Participant account and election percentages.

*    Maintenance of the Plan investment options set forth on Schedule "C."

*    Maintenance of the following money classifications:

     o    401(k) Tax Saver
     o    401(k) Company Match
     o    After-Tax Buyback
     o    Profit Sharing
     o    Prior Profit Sharing
     o    QNEC
     o    Rollover
     o    Catch-Up
     o    Catch-Up Match
     o    Lucky Match
     o    Laundry Match


* The Recordkeeper will provide the recordkeeping and administrative services set forth on this Schedule "A" or as otherwise agreed to in writing (or by means of a secure electronic medium) between Sponsor, Trustee and the Recordkeeper. The Trustee or the Recordkeeper may unilaterally add or enhance services, provided there is no impact on the fees set forth in Schedule "B."


A)   Participant Services

     1. Participant service representatives are available each business day from 8:30 a.m. ET - 8:00 p.m. in the Participant's time zone in the continental United States to provide toll free telephone service for Participant inquiries and transactions.

     2. Through the automated voice response system and on-line account access via the world wide web, Participants also have virtually 24 hour account inquiry and transaction capabilities.

     3. For security purposes, all calls are recorded. In addition, several levels of security are available including the verification of a PIN or such other personal identifier as may be agreed to from time to time by the Sponsor, the Trustee and the Recordkeeper.

     4. The following services are available via the telephone or such other electronic means as may be agreed upon from time to time by the Sponsor, the Trustee and the Recordkeeper:

          o Enroll new Participants. Confirmation of enrollment will be provided on-line or if requested, by mail (generally within five
               (5) calendar days of the request).

          o    Provide Plan investment option information.

          o Provide and maintain information and explanations about Plan provisions.

          o    Respond to requests for literature.

          o Allow Participants to change their deferral percentages and establish/change catch-up contributions, if applicable. Provide updates via EDT for the Sponsor to apply to its payrolls accordingly.

          o Maintain and process changes to Participants' contribution allocations for all money sources.

          o Process exchanges (transfers) between investment options on a daily basis.

          o Process in-service withdrawals due to certain circumstances previously approved by the Sponsor.

          o Process hardship withdrawals due to certain circumstances previously approved by the Sponsor and in accordance with the procedures set forth in Schedule "L" attached hereto.

          o Consult with Participants on various loan scenarios and generate all documentation.

B)   Plan Accounting

     1. Process consolidated payroll contributions according to the Sponsor's payroll frequency via EDT, consolidated magnetic tape or diskette. The data format will be provided by Trustee.

     2. Maintain and update employee data necessary to support Plan administration. The data will be submitted according to payroll frequency.

     3. Provide daily Plan and Participant level accounting for all Plan investment options.

     4. Provide daily Plan and Participant level accounting for all money classifications for the Plan.

     5.   Audit and reconcile the Plan and Participant accounts daily.

     6. Reconcile and process Participant withdrawal requests and distributions as approved and directed by the Sponsor. All requests are paid based on the current market values of Participants' accounts, not advanced or estimated values. A distribution report will accompany each check.

     7. Track individual Participant loans; process loan withdrawals; re-invest loan repayments; and prepare and deliver comprehensive reports to the Sponsor to assist in the administration of Participant loans.

     8. Maintain and process changes to Participants' deferral percentage and prospective and existing investment mix elections.

C)   Participant Reporting

     1. Provide confirmation to Participants of all Participant initiated transactions either online or via the mail. Online confirms are generated upon submission of a transaction and mail confirms are available by mail within three to five calendar days of the transaction.

     2. Provide Participants with opportunity to generate electronic statements via NetBenefits for activity for the requested time period. Upon Participant request, Fidelity will provide paper statements to the Participant via first class mail.

     3. Provide Participants with required Code Section 402(f) notification for distributions from the Plan. This notice advises Participants of the tax consequences of their Plan distributions.

     4. Provide Participants with required Code Section 411(a)(11) notification for distributions from the Plan. This notice advises Participants of the normal and optional forms of payment of their Plan distributions.


D)   Plan Reporting

     1. Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than twenty (20) calendar days after the end of each month in the absence of unusual circumstances.


E)   Government Reporting

     1. Process year-end tax reports for Participants - Forms 1099-R, as well as preparation of Form 5500 in accordance with the guidelines set forth on Schedule "O".


F)   Communication & Education Services

     1. Design, produce and distribute a customized comprehensive communications program for employees. The program may include multimedia informational materials, investment education and planning materials, access to Fidelity's homepage on the internet and STAGES magazine. Additional fees for such services may apply as mutually agreed upon between Sponsor and Trustee.

     2. Provide Fidelity PortfolioPlannerSM an internet-based educational service for Participants that generates target asset allocations and model portfolios customized to investment options in the Plan based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV
          Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust agreement.


G)   Other

     1.   Non-Discrimination Testing: Perform non-discrimination limitation
          --------------------------
          testing upon request. In order to obtain this service, the client shall be required to provide the information identified in the Fidelity Discrimination Testing Package Guidelines. Any fees and restrictions associated with this testing service shall be addressed in such guidelines.

     2.   Plan Sponsor Webstation: The Fidelity Participant Recordkeeping System
          -----------------------
          is available on-line to the Sponsor via the Plan Sponsor Webstation. PSW is a graphical, Windows-based application that provides current plan and Participant-level information, including indicative data, account balances, activity and history

     3.   Change of Address by Telephone: The Trustee shall allow terminated and
          ------------------------------
          retired Participants to make address changes via Fidelity's toll-free telephone service.

     4.   De Minimis Distributions: After a Participant terminates employment
          ------------------------
          and is eligible for a distribution, the Trustee through the Recordkeeper will determine whether the vested account balance exceeds $5,000, exceeded $5,000 at any prior distribution or in-service withdrawal date in the account history at Fidelity or exceeds $5,000 at the end of the warning period (at least 30 days, but not more than 70 days, from the determination date). If not, the Trustee through the Recordkeeper will process a mandatory and immediate cashout, subject only to the requirement to offer a rollover opportunity. The $5,000 threshold will be determined based on criteria provided by the Sponsor and will increase or decrease as Congress may from time to time amend this threshold in Code Section 411(a)(11).

     5.   Roll-In Processing. The Trustee through the Recordkeeper shall process
          ------------------
          the qualification of rollover contributions to the Trust. The procedures for qualifying a rollover are directed by the Sponsor and the Trustee through the Recordkeeper shall accept or deny each rollover based upon the Plan's written criteria and any written guidelines provided by the Sponsor and documented in the Plan Administration Manual.


          Requests that do not meet the specified criteria will be returned to the Participant with further explanation as to why the request cannot be processed. If the Sponsor or the Trustee through the Recordkeeper determine that a request is not a valid rollover, the full amount of the requested rollover will be distributed to the Participant.


     6.   Minimum Required Distributions: Monitor and process minimum required
          ------------------------------
          distribution ("MRD") amounts as follows: the Trustee through the Recordkeeper shall notify the MRD Participant and, upon notification from the MRD Participant, shall use the MRD Participant's information to process their distribution. If the MRD Participant has terminated employment and does not respond to the Trustee's notification, the Sponsor hereby directs the Trustee through the Recordkeeper to automatically begin the required distribution for the MRD Participant. In the case of any other MRD Participant who does not respond to the Recordkeeper's notification, the Recordkeeper shall not proceed with the distribution.

     7.   Qualified Domestic Relations Order Processing: The Recordkeeper will
          ---------------------------------------------
          provide Qualified Domestic Relations Order support by supplying interested parties with plan and benefit information, suspending payments upon notification that a domestic relations order has been submitted, and executing all administrative action required by that order after it has been qualified by the Administrator.

LIZ CLAIBORNE, INC.                        FIDELITY MANAGEMENT TRUST COMPANY




By:  /s/ Michael Scarpa      9/29/03       By:  /s/ Rebecca Hays        10/9/03
    --------------------------------           --------------------------------
                               Date            FMTC Authorized Signatory  Date


FIDELITY INVESTMENTS
INSTITUTIONAL OPERATIONS
COMPANY, INC.


By:  /s/ Rebecca Hays       10/9/03
    --------------------------------
    FIIOC Authorized Signatory Date

                           SCHEDULE "B" - Fee Schedule



Annual Participant Fee:                 $0 per Participant.


Loan Fee:                               Establishment fee of $35.00 per loan
                                        account; annual fee of $15.00 per loan
                                        account.


Minimum Required Distribution:          $25.00 per Participant per MRD
                                        Withdrawal.


In-Service Withdrawals:                 $20.00 per withdrawal.


Return of Excess Contribution Fee:      $25.00 per Participant, one-time charge
                                        per calculation and check generation.


Non-Fidelity Mutual Funds:              Fees paid directly to Fidelity
                                        Investments Institutional Operations
                                        Company, Inc. (FIIOC) or its affiliates
                                        by Non-Fidelity Mutual Fund vendors
                                        shall be posted and updated quarterly on
                                        Plan Sponsor Webstation at
                                        https://psw.fidelity.com or a successor
                                        -------------------------
                                        site.


Self Directed Brokerage:                Fidelity BrokerageLink Plan Related
                                        -----------------------------------
                                        Account Fee:
                                        ------------


                                        Annual Account Fee of $100 per account
                                        within each plan per year. To be
                                        calculated and deducted quarterly from
                                        the SPO if sufficient funds are
                                        available in the SPO. If there are
                                        insufficient funds in the SPO, fees
                                        shall be deducted from the BrokerageLink
                                        Core Account. Fidelity BrokerageLink
                                        Plan account minimum initial investment
                                        is $2,500; subsequent transfer minimum
                                        is $1,000. Brokerage fees and
                                        commissions for individual trades will
                                        be charged in accordance with a separate commission schedule.


Signature Ready 5500:                   The standard fee is waived; provided,
                                        however, if all required information is
                                        not received until after 5 1/2months
                                        following the Plan's year-end, there
                                        will be a late processing charge of
                                        $1,000 per Plan affected. Any revisions
                                        requested by the Plan Sponsor after
                                        Fidelity has initially prepared and
                                        submitted the Form 5500 to the

                                        Plan Sponsor will be processed at a rate of $100 per hour.


* Other Fees: Separate charges may apply for extraordinary expenses resulting from large numbers of simultaneous manual transactions, from errors not caused by Fidelity, reports not contemplated in this Agreement, corporate actions, or the provision of communications materials in hard copy which are also accessible to Participants via electronic services in the event that the provision of such material in hard copy would result in an additional expense deemed to be material. Fees for corporate actions will be negotiated separately, based on the characteristics of the project as well as the overall relationship at the time of the project.


Stable Value Fees:
-----------------

* Existing Stable Value Fund Administration Fee: 0.05% (5 basis points) on all existing stable value funds.


* Expenses associated with the custody of assets underlying synthetic investment contracts will be borne by the portfolio.


Stock Administration Fee:
------------------------

* To the extent that assets are invested in Sponsor Stock, 0.05% (5 basis points) of such assets in the Trust payable pro rata quarterly on the basis of such assets as of the calendar quarter's last valuation date, but no less than $5,000 nor more than $17,500 per year.


Note: These fees have been negotiated and accepted based on the following Plan
----
characteristics: 1 plan in the relationship, current plan assets of $170.6 million, current participation of 5,778 Participants, current assets in investment contracts of $41.1 million, current stock assets of $17.2 million, total Fidelity actively managed Mutual Fund assets of $24.8 million, total Fidelity non-actively managed Mutual Fund assets of $43.0 million, total Non-Fidelity Mutual Fund assets of $ 40.8 million, Self Directed Brokerage assets of $3.7 million and projected net cash flows of $7.0 million per year. Fees will be subject to revision if these Plan characteristics change significantly by either falling below or exceeding current or projected levels. Fees also have been based on the use of up to 16 investment options, and such fees will be subject to revision if additional investment options are added.

LIZ CLAIBORNE, INC.                        FIDELITY MANAGEMENT TRUST COMPANY




By:  /s/ Michael Scarpa      9/29/03       By:  /s/ Rebecca Hays        10/9/03
    --------------------------------           --------------------------------
                               Date            FMTC Authorized Signatory  Date


FIDELITY INVESTMENTS
INSTITUTIONAL OPERATIONS
COMPANY, INC.


By:  /s/ Rebecca Hays       10/9/03
    --------------------------------
    FIIOC Authorized Signatory Date

                        SCHEDULE "C" - Investment Options



     In accordance with Section 5(b), the Named Fiduciary hereby directs the Trustee that Participants' individual accounts may be invested in the following investment options:

     o    Liz Claiborne Company Stock Fund

     o    Managed Income Fund

     o    BrokerageLink(R)

     o    Fidelity Freedom 2000 Fund(R)

     o    Fidelity Freedom 2010 Fund(R)

     o    Fidelity Freedom 2020 Fund(R)

     o    Fidelity Freedom 2030 Fund(R)

     o    Fidelity Freedom 2040 Fund(R)

     o    Fidelity Freedom Income Fund(R)

     o    Fidelity U.S. Bond Index Fund

     o    Spartan(R) U.S. Equity Index Fund

     o    Alger Mid Cap Growth Institutional Portfolio - Institutional Class

     o    Growth Fund of America - Class R4

     o Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio - Class B

     o    Royce Total Return Fund

     o    The Oakmark Fund - Class I



     The Named Fiduciary hereby directs that the investment option referred to in Section 5(c) and Section 5(e)(vi)(B)(5) shall be Managed Income Fund.



LIZ CLAIBORNE, INC.



By:  /s/ Michael Scarpa           9/29/03
    -------------------------------------
                                   Date

                SCHEDULE "D" - Authorized Signers (Administrator)


                             [Sponsor's Letterhead]
                                                                          [Date]

Ms. Suzanne Bishop
FESCo Business Compliance
Contracts Administration
82 Devonshire Street, MM3H
Boston, MA 02109

                                 [Name of Plan]
                                 --------------

              *** NOTE: This schedule should contain names and signatures for ALL individuals who will be providing directions to Fidelity representatives in connection with the Plan.

              Fidelity representatives will be unable to accept directions from any individual whose name does not appear on this schedule.***


Dear Bishop:

     This letter is sent to you in accordance with Section 8(b) of the Trust Agreement, dated as of [date], among [name of Plan Sponsor] and Fidelity Management Trust Company and Fidelity Investments Institutional Operations Company, Inc. [I or We] hereby designate [name of individual], [name of individual], and [name of individual], as the individuals who may provide directions on behalf of the Administrator upon which Fidelity Management Trust Company and Fidelity Investments Institutional Operations Company, Inc. shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

     You may rely upon each designation and certification set forth in this letter until [I or we] deliver to you written notice of the termination of authority of a designated individual.

                                    Very truly yours,

                                    [SPONSOR]

                                    By:

[signature of designated individual]
-----------------------------------
[name of designated individual]


[signature of designated individual]
-----------------------------------
[name of designated individual]


[signature of designated individual]
-----------------------------------
[name of designated individual]

               SCHEDULE "E" - Authorized Signers (Named Fiduciary)


                             [Sponsor's Letterhead]
                                                                          [Date]

Ms. Suzanne Bishop
FESCo Business Compliance
Contracts Administration
82 Devonshire Street, MM3H
Boston, MA 02109

                                 [Name of Plan]
                                 --------------

              *** NOTE: This schedule should contain names and signatures for ALL individuals who will be providing directions to Fidelity representatives in connection with the Plan.

              Fidelity representatives will be unable to accept directions from any individual whose name does not appear on this schedule.***

Dear Ms. Bishop:

     This letter is sent to you in accordance with Section 8(c) of the Trust Agreement, dated as of [date], among [name of Plan Sponsor] and Fidelity Management Trust Company and Fidelity Investments Institutional Operations Company, Inc. [I or We] hereby designate [name of individual], [name of individual], and [name of individual], as the individuals who may provide directions on behalf of the Named Fiduciary upon which Fidelity Management Trust Company and Fidelity Investments Institutional Operations Company, Inc. shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

     You may rely upon each designation and certification set forth in this letter until [I or we] deliver to you written notice of the termination of authority of a designated individual.

                                    Very truly yours,

                                    [SPONSOR]

                                    By

[signature of designated individual]
-----------------------------------
[name of designated individual]


[signature of designated individual]
-----------------------------------
[name of designated individual]


[signature of designated individual]
-----------------------------------
[name of designated individual]

                  SCHEDULE "F" - Statement of Qualified Status

                              [Law Firm Letterhead]

**Note: This Schedule is not necessary if the Plan's IRS determination letter is not more than two (2) years old.


Ms. Suzanne Bishop
FESCo Business Compliance
Contracts Administration
82 Devonshire Street, MM3H
Boston, MA 02109
                                 [Name of Plan]
                                 --------------

Dear Ms. Bishop:

     In accordance with your request, this letter sets forth our opinion with respect to the qualified status under section 401(a) of the Internal Revenue Code of 1986 (including amendments made by the Employee Retirement Income Security Act of 1974) (the "Code"), of the [name of plan], as amended to the date of this letter (the "Plan").

     The material facts regarding the Plan as we understand them are as follows. The most recent favorable determination letter as to the Plan's qualified status under section 401(a) of the Code was issued by the [location of Key District] District Director of the Internal Revenue Service and was dated [date] (copy enclosed). The version of the Plan submitted by [name of company] (the "Company") for the District Director's review in connection with this determination letter did not contain amendments made effective as of [date]. These amendments, among other matters, [brief description of amendments]. [Subsequent amendments were made on [date] to amend the provisions dealing with [brief description of amendments].]

     The Company has informed us that it intends to submit the Plan to the [location of Key District] District Director of the Internal Revenue Service and to request from him a favorable determination letter as to the Plan's qualified status under section 401(a) of the Code. The Company may have to make some modifications to the Plan at the request of the Internal Revenue Service in order to obtain this favorable determination letter, but we do not expect any of these modifications to be material. The Company has informed us that it will make these modifications.

     Based on the foregoing statements of the Company and our review of the provisions of the Plan, it is our opinion that the Internal Revenue Service will issue a favorable determination letter as to the qualified status of the Plan, as modified at the request of the Internal Revenue Service, under section 401(a) of the Code, subject to the customary condition that continued qualification of the Plan, as modified, will depend on its effect in operation.

     [Furthermore, in that the assets are in part invested in common stock issued by the Company or an affiliate, it is our opinion that the Plan is an "eligible individual account plan" (as defined under Section 407(d)(3) of ERISA) and that the shares of common stock of the Company held and to be purchased under the Plan are "qualifying employer securities" (as defined under Section 407(d)(5) of ERISA). Finally, it is our opinion that interests in the Plan are not required to be registered under the Securities Act of 1933, as amended, or, if such registration is required, that such interests are effectively registered under said Act.]

                                    Sincerely,

                                    [name of law firm]

                                    By:     [signature]
                                            -----------
                                            [name of partner]

                   SCHEDULE "G" - Existing Stable Value Funds



A. In accordance with Section 5(b), the Named Fiduciary hereby directs the Trustee to continue to hold the following existing stable value fund until such time as the Named Fiduciary directs otherwise. FMTC agrees to act as directed trustee for the following existing stable value fund and such other assets or securities as evidenced by the certified trustee statement where FMTC has assumed custodianship:

        --  Issuer: American Express Trust Company

        --  Name:  American Express Trust Income Fund II















LIZ CLAIBORNE, INC.                     FIDELITY MANAGEMENT TRUST COMPANY




By:  /s/ Michael Scarpa      9/29/03    By:   /s/ Rebecca Hays           10/9/03
     ---------------------------------       -----------------------------------
                              Date             FMTC Authorized Signatory   Date

                       SCHEDULE "H" - Exchange Guidelines


The following exchange guidelines are currently employed by FIIOC.

Participants may initiate exchanges, via a Fidelity Participant service representative, from 8:30 a.m. (ET) to 8:00 p.m. in the Participant's time zone in the continental United States on each Business Day.

Participants may initiate exchanges, via VRS and the internet (NetBenefitsSM) virtually 24 hours a day.

FIIOC reserves the right to change these exchange guidelines at its discretion.

Note: The NYSE's normal closing time is 4:00 p.m. (ET); in the event the NYSE closes before such time or alters its closing time, all references below to 4:00 p.m. (ET) shall mean the actual or altered closing time of the NYSE.


                    General Rule for Plan Investment Options
                    ----------------------------------------

          Exchanges Between Plan Investment Options
          -----------------------------------------

          Except as otherwise described below, exchanges between Plan investment options are processed on a daily cycle, market conditions permitting. Participants may contact Fidelity on any day to initiate an exchange between the Plan's investment options. If the request is confirmed before the close of the market (generally 4:00 p.m. (ET)), on a Business Day, it will receive that day's trade date. Requests confirmed after the close of the market on a Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis.



                        Exceptions or Other Restrictions
                        --------------------------------


                                        Sponsor Stock:
                                        -------------

          Provided that the Sponsor Stock Fund is open for purchases and sales of units, the following rules will govern exchanges:


o    Exchanges From Other Plan Investment Options into Sponsor Stock
     ---------------------------------------------------------------

          Participants may contact Fidelity on any day to initiate an exchange into Sponsor Stock from another Plan investment option. If the request is confirmed before the close of the market (generally 4:00 p.m.
          (ET)), on a Business Day, it will receive that day's trade date. Requests confirmed after the close of the market on a Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis.

o    Exchanges From Sponsor Stock into Other Plan Investment Options
     ---------------------------------------------------------------

          If Fidelity receives the request before the close of the market on any Business Day and Available Liquidity is sufficient to honor the trade after Specified Hierarchy rules are applied, it will receive that day's trade date. Requests received by Fidelity after the close of the market on any Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis, subject to Available Liquidity for such day after application of Specified Hierarchy rules. If Available Liquidity on any day is insufficient to honor the trade after application of Specified Hierarchy rules, it will be suspended until Available Liquidity is sufficient, after application of Specified Hierarchy rules, to honor such trade, and it will receive the trade date and Closing Price of the date on which it was processed.


     Competing Fund Restriction:
     --------------------------

o    Equity Wash
     -----------

     Participants will not be permitted to make direct transfers between the Managed Income Fund into a competing fund. Participants who wish to exchange between the Managed Income Fund into a competing fund must first exchange into a non-competing fund for a period of 90 days.



                                        BrokerageLink Option:
                                        ---------------------

o    Exchanges from Investment Options (Standard Plan Option) into BrokerageLink
     ---------------------------------------------------------------------------
     Option
     ------

          If a request to exchange into BrokerageLink is confirmed before the close of the market (generally 4:00 p.m. ET) on any Business Day, the SPO investment option redemption will receive that day's trade date. The purchase into the BrokerageLink Core Account, Fidelity Cash Reserves, will receive the next Business Day's trade date. Requests confirmed after the close of the market on a Business Day will be processed on a next Business Day basis.

          Although there is a one day lag in the trade date of the purchase into the BrokerageLink Core Account, Participants can trade in their BrokerageLink account prior to the actual exchanged assets being credited to the BrokerageLink Core Account, if the Participant initiates the exchange via a Participant services representative. Participants who initiate an exchange will have 90% of the assets immediately available to trade through a brokerage representative. The next Business Day 100% of the exchanged amount will be available for trading through a brokerage representative, FAST or the world wide web (Fidelity.com).

o    Exchanges from BrokerageLink Option into Mutual Funds (Standard Plan
     --------------------------------------------------------------------
     Option)
     -------

          Each Plan must designate a SPO Option as the default fund to which all exchanged assets from BrokerageLink to SPO are credited. Participants will have no choice as to where these assets are invested upon transfer from the FBSLLC system. If a Participant wants to reallocate to other investment options, he/she must call after they have been credited to Fidelity's Participant Recordkeeping System ("FPRS").


          A Participant may call on any Business Day to transfer from their BrokerageLink account to their SPO default fund. Participants must speak to a brokerage representative to exchange from their BrokerageLink account into the SPO. The transfer will involve a redemption from the BrokerageLink Core Account (Fidelity Cash Reserves). If the request is confirmed before the close of market on a Business Day, the BrokerageLink Core Account redemption will receive that day's trade date. The purchase into the SPO default fund will receive that day's trade date. Requests confirmed after the close of the market on a Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis.


          When placing the sell order in his/her BrokerageLink account, the Participant may not request that upon settlement of the sell, assets be transferred from BrokerageLink to the SPO default fund. The Participant must call back after each settlement to transfer funds from Fidelity Cash Reserves into the SPO default fund.



LIZ CLAIBORNE, INC.


By:  /s/ Michael Scarpa
     -----------------------------

Name:  Michael Scarpa
       ---------------------------

Title:  Senior VP Finance, CFO
        --------------------------

Date:  9/29/03
       ---------------------------

       SCHEDULE "I" - Operational Guidelines for Non-Fidelity Mutual Funds


Pricing

By 7:00 p.m. Eastern Time ("ET") each Business Day, the Non-Fidelity Mutual Fund Vendor (Fund Vendor) will transmit the following information ("Price Information") to FIIOC: (1) the NAV for each Fund prior to the close of trading on the New York Stock Exchange ("Close of Trading"), (2) the change in each Fund's NAV from the Close of Trading on the prior Business Day, (3) in the case of an income fund or funds, the daily accrual for interest rate factor ("mil rate"), and (4) on ex dividend date, if applicable, dividend and capital gain information. FIIOC must receive Price Information each Business Day. If on any Business Day the Fund Vendor does not provide such Price Information to FIIOC, FIIOC shall pend all associated transaction activity in the Plan until the relevant Price Information is made available by Fund Vendor.

Trade Activity and Wire Transfers

Each Business Day following Trade Date ("Trade Date plus One"), FIIOC or National Financial Services Corporation LLC ("NFS"), an affiliate of FIIOC, will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each of the Funds at the Close of Trading on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC or NFS will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the facsimile transmission represents estimated trade activity, FIIOC or NFS shall provide a final facsimile to the Fund Vendor. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FIIOC or NFS transaction confirms for all daily activity in each of the Funds. The Fund Vendor shall also send via regular mail to FIIOC or NFS, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC and NFS agree to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.

For purposes of wire transfers, FIIOC or NFS shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

Prospectus Delivery

FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports ("Required Materials") to Participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and agrees to provide the Required Materials to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Participants. FIIOC shall bear the costs of mailing prospectuses to Participants.

Proxies

The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly to the Fund Vendor by the third-party vendor.

Participant Communications

The Fund Vendor shall provide internally-prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written Participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with Participants and in quarterly Participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

Compensation

FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.

 Schedule "J" - Securities That May Be Purchased Under the BrokerageLink Option


Fidelity Mutual Funds
Fundsnetwork(R) Funds

             SCHEDULE "K" - BrokerageLink Administrative Procedures


This Schedule spells out the actions that FIIOC or its successor will take to rectify various situations that might arise in BrokerageLink accounts as an option in the Plan(s). By signing this Schedule, the Plan agrees to the terms of this Schedule as standing instructions for FIIOC to take the appropriate action to comply with the Trust document and to facilitate customer service and operations processing.



General

As necessary, FIIOC will initiate a transaction in the Participant's BrokerageLink Core Account to rectify a situation in the Participant's SPO. FIIOC will initiate a sell trade in the Participant's BrokerageLink security position, if the terms of the Trust agreement have been violated. In the case where FIIOC initiates a sell trade to collect account fees FIIOC will look to the BrokerageLink Core Account. In problem resolution situations that are not violations of the Trust agreement, then FIIOC will look to the Sponsor for direction with regard to the Participant's BrokerageLink account. The Participant will be notified of these transactions by a confirmation.

All purchases or sales of individual securities must be made by FBSLLC.

Participants must complete and submit a BrokerageLink application prior to the transfer of any funds into BrokerageLink.



Unsecured debit or overdraft

If there is an unsecured debit or overdraft, then FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough cash to cover the unsecured debit or overdraft. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the unsecured debit or overdraft. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The Participant will be notified of these transactions by a confirmation.


Restricted sources

A Plan may restrict sources from being transferred to BrokerageLink. If FIIOC identifies any restricted source assets that have been transferred to BrokerageLink, then FIIOC will take action to return the original transferred amount related to the restricted source(s) to SPO.

If there are enough assets in the Participant's BrokerageLink Core Account, then FIIOC will initiate a trade order to transfer the assets from the BrokerageLink Core Account to SPO. The assets will be credited to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

If there are not enough assets, FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough cash to cover the restricted source assets. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the restricted source assets. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The assets will be returned to the SPO default fund. The Participant will be notified of these transactions by a confirmation.



Non-vested assets

A Plan may restrict non-vested assets from being transferred to BrokerageLink. If FIIOC identifies any non-vested assets that have been transferred to BrokerageLink, then FIIOC will take action to return the original transferred amount related to the non-vested assets to SPO.

If there are enough assets in the Participant's BrokerageLink Core Account, then FIIOC will initiate a trade order to transfer the assets from the BrokerageLink Core Account to SPO. The assets will be credited to the SPO default fund. The Participant will be notified of these transactions by a confirmation.

If there are not enough assets, FIIOC will place a sell trade order in the Participant's BrokerageLink account to raise enough liquid assets to cover the non-vested assets. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the non-vested assets. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The assets will be returned to the SPO default fund. The Participant will be notified of these transactions by a confirmation.



Restricted or ineligible securities

The Plan has designated that certain securities or security types be restricted from being purchased by Participants. If FIIOC identifies a restricted security that has been purchased by a Participant, then FIIOC will place a sell trade order in the Participant's BrokerageLink account to remove that security from the Plan. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. The liquidated assets will be credited to the BrokerageLink Core Account. The Participant will be notified of these transactions by a confirmation.

Unauthorized channel deposits

Participants may deposit money into their BrokerageLink account only through the SPO recordkeeping system. A Participant may not deposit money to the BrokerageLink account by any other means than payroll deduction to the SPO. Money that is deposited to the BrokerageLink account in any other way is considered to be an unauthorized channel.

If money is deposited to a BrokerageLink account via an unauthorized channel, then FIIOC will initiate the removal of that money. If there are enough assets in the Participant's BrokerageLink Core Account, then FIIOC will request that a check be cut in the amount of the original deposit. The check will be mailed to the Participant.

If there are not enough assets in the Participant's BrokerageLink Core Account, then FIIOC will place a sell trade order(s) in the Participant's BrokerageLink account to raise enough liquid assets to cover the unauthorized channel deposit. The securities that will be sold will be selected on a last in - first out basis. Only enough shares/par of the security(ies) will be sold to cover the unauthorized channel deposit. Any trade related expenses (commissions, other fees) and realized gain or loss will be borne by the Participant. Once the sell transactions have settled, FIIOC will request that a check be cut for the original amount. The check will be mailed to the Participant.



Unauthorized channel withdrawals

Participants may withdraw money from their BrokerageLink account only through the SPO recordkeeping system (FPRS). A Participant may not withdraw money from the BrokerageLink account by any other means than by speaking to a Fidelity phone representative. Money that is withdrawn from the BrokerageLink account in any other way is considered to be an unauthorized channel.

If money is withdrawn through an unauthorized channel, FIIOC will contact the Participant and request that the withdrawn assets be returned to FIIOC. FIIOC will redeposit the assets in the Participant's BrokerageLink account.


Non-discrimination testing

If a distribution of excess contribution (all are not excess contributions - this term is meant as catch-all) needs to be made from a Participant's retirement savings account due to discrimination testing reasons, FIIOC will first look to SPO for available assets. If there are not enough assets in SPO, then FIIOC will look to the BrokerageLink account.

If there are ample assets in the Participant's BrokerageLink Core Account, then FIIOC will initiate the transfer of the assets to the SPO default fund. The distribution of excess contributions will then be made from SPO according to the appropriate hierarchy.

Qualified Domestic Relation Orders ("QDRO's")

FIIOC will comply with the terms of the QDRO. If a BrokerageLink account is involved in a QDRO situation, then FIIOC will take direction from the Sponsor as to the actions to be taken with regards to potentially splitting the BrokerageLink account.



Deaths

FIIOC will comply with the terms of the applicable legal documents in the event of a Participant death. If an BrokerageLink account is involved in a death, then FIIOC will take direction from the Sponsor as to the action to be taken with regards to any potential activity in the BrokerageLink account.



Systematic Withdrawal Payments/Minimum Required Distributions

All withdrawals, systematic or otherwise, are debited from the Participant's SPO. If a Participant wants their balances in BrokerageLink included in the withdrawal they must move all balances out of brokerage and into the SPO.



Fees

All Plan related fees that are paid by the Participant are debited from the Participant's SPO. If there are not enough assets in SPO to pay fees of any nature, then FIIOC will look to the BrokerageLink account.

If there are ample assets in the Participant's BrokerageLink Core Account, then FIIOC will initiate the transfer of the fee plus 10% , to cover market value fluctuations, to the SPO default fund to cover the current fees.



LIZ CLAIBORNE, INC.


By   /s/ Michael Scarpa         9/29/03
    ------------------------------------
                                 Date

     SCHEDULE "L" - Operational Procedures for Hardship Withdrawals by Phone


1.   The Participant calls the Trustee to request a hardship withdrawal.

2. Assuming the Participant has met initial Plan requirements, the Participant Services Representative enters the hardship request.


     Plan requirements are as follows:

     o The individual is an active Participant with an available pre-tax balance;

     o All other non-hardship, in-service withdrawals have been made (including from protected sources and age 59 1/2 withdrawals);

     o    All loanable assets have been exhausted;

     o The Participant declares that the hardship withdrawal meets one of the IRS's four safe harbor provisions.

3. The Trustee mails the hardship withdrawal application and procedures to the Participant's home.

4. The Participant adheres to the following procedures to execute the transaction:

     o    Reviews the application carefully and notes the expiration date.

     o    Signs the application and procedures page.

     o Makes copies of the required documentation noted on the second page of the procedures.

     o Submits the signed application, signed procedures and required documentation to:


               Regular Mail:
               Fidelity Investments
               Liz Claiborne, Inc.
               P.O. Box 770001
               Cincinnati, OH 45277-0018

               Overnight Mail:
               Fidelity Investments
               Liz Claiborne, Inc.
               100 Crosby Parkway
               Covington, KY 41015

5. The Trustee receives the Participant's application and reviews it for the Participant's signature and required documentation.

     The required documentation includes one of the following:

     o    Purchase (excluding mortgage payments) of primary residence

          A copy of the Purchase and Sale Agreement signed by both the buyer and seller, or a copy of the Construction Contract for new construction and a copy of estimated closing costs.

     o Payment of tuition for the next year of post-secondary education for the Participant, his/her spouse, children or dependents.

          A copy of the bill from the educational institution or a letter from the educational institution (must be on the school's letterhead) attesting to the fact the student is enrolled for the next 12 months and providing the costs for tuition, room and board, and books.

     o Payment of deductible medical or dental expenses not covered by insurance for the Participant, his/her spouse, children or dependents

          An Explanation of Benefits (EOB) form from the Participant's insurance carrier, or a copy of the letter from the Participant's HMO, detailing any out-of pocket deductibles, copayments or denial of coverage for services rendered.

     o Payment needed to prevent eviction under the terms of a lease agreement or foreclosure on the mortgage of the Participant's primary residence.

          A Notice of Eviction or Foreclosure in writing from the landlord or mortgage holder, including the amount in arrears that must be paid in order to avoid eviction or foreclosure.

     6. If the application and documentation meet the requirements, the Trustee will execute the transaction and mail the check directly to the Participant's home.

     7. If the application and documentation do not meet the requirements, the Trustee will send a letter to the Participant indicating that the hardship request was rejected and the reason for rejection (i.e. no signature, improper documentation).

     8. If the Trustee is unsure whether the Participant's documentation meets the requirements, the Trustee will forward the hardship request to the Sponsor for direction (written approval or rejection).

     9. Suspensions shall be processed in accordance with the Plan Administration Manual.


LIZ CLAIBORNE, INC.




By:  /s/  Michael Scarpa
    -------------------------------

      SCHEDULE "M" - Available Liquidity Procedures for Unitized Stock Fund



The following procedures shall govern sales of the Sponsor Stock Fund requested for a day on which Available Liquidity is insufficient:

1. Loans, withdrawals and distributions will be aggregated and placed first in the hierarchy. If Available Liquidity is sufficient for the aggregate of such transactions, all such loans, withdrawals and distributions will be honored. If Available Liquidity is not sufficient for the aggregate of such transactions, then such transactions will be suspended, and no transactions requiring the sale of Sponsor Stock Fund units shall be honored for that day.

2. If Available Liquidity has not been exhausted by the aggregate of loans, withdrawals and distributions, then all remaining transactions involving a sale of units in the Sponsor Stock Fund (exchanges out) shall be grouped on the basis of when such requests were received, in accordance with standard procedures maintained by the Trustee for such grouping as they may be amended from time to time. To the extent of Available Liquidity, groups of exchanges out of the Sponsor Stock Fund shall be honored, by group, on a FIFO basis. If Available Liquidity is insufficient to honor all exchanges out within a group, then none of the exchanges out in such group shall be honored, and no exchanges out in a later group shall be honored.

3. Transactions not honored on a particular day due to insufficient Available Liquidity shall be honored, using the hierarchy specified above, on the next business day on which there is Available Liquidity.

   SCHEDULE "N" - Operating Procedures for the Managed Income Fund of the Liz
                 Claiborne 401(K) Savings & Profit Sharing Plan


I.   Description of Investment Option

     The Managed Income Fund (the "Portfolio") will be comprised of units in the Colchester Street Trust: Money Market Portfolio: Class I ("STIF") if required as described below, units in the Fidelity Group Trust for Employee Benefit Plans Managed Income Portfolio II ("MIP2"), and units in the existing American Express Trust Income Fund II purchased prior to the effective date of the Trust Agreement between Fidelity Management Trust Company (the "Trustee") and Liz Claiborne (the "Sponsor").

II.  Investment Option Transactions

     All transactions for the Portfolio will be coordinated by the Trustee based on the procedures outlined in this document.

III. Valuation

     The Trustee will value the Portfolio at a net asset value of $1 per share, on a daily basis and produce a blended mil rate to reflect the net income earned by the Portfolio.

     Income will accrue in accordance with the actual crediting rate practices of each underlying asset in the Portfolio. Accrued interest will be posted to participant accounts at month end.

IV.  Money Movement

     All money transfers to and from the Portfolio will be made through the STIF. At such time that Portfolio assets in MIP2 are equal to or greater than 20% then the STIF will be removed and henceforth all money transfers to and from the Portfolio will be made through MIP2. If at anytime the percentage of Portfolio assets invested in MIP2 falls below 5% a STIF will be reintroduced to the Portfolio. This STIF will remain in place until the percentage of Portfolio assets invested in MIP2 increase to or are above 20%. If a STIF is utilized then all money transfers to and from the Portfolio will be made through the STIF portion of the Portfolio. Plan level transactions representing cumulative participant level transactions will update nightly to the STIF portion to ensure next day settlement of all transactions.

V.   STIF Management

     The Sponsor will maintain approximately 3% of the Portfolio in STIF if the Portfolio assets in the MIP2 position are less than 20% initially. Once the 20% threshold is reached a STIF is not required unless the Portfolio assets subsequently drop to below 5%. If a STIF is required the Trustee will monitor the cashflows and the balance of the STIF portion. If the STIF balance exceeds 3%, the Trustee will transfer the excess to the MIP2. If the STIF balance falls below 3%, the Trustee will request money first from MIP2 then from the American Express Trust Income Fund II to replenish the balance to 3%. The STIF percentage may be unilaterally modified by the Trustee if it is determined that the STIF cash policy is not sufficient to maintain cash liquidity in a daily environment.

VI.  Investment Contract Maturities

     The proceeds from the liquidation of units in the American Express Trust Income Fund II will be transferred to MIP2 unless a STIF component is required. If the Portfolio requires a STIF then proceeds from the liquidation of units in the American Express Trust Income Fund II will be transferred to the STIF portion of the Portfolio for subsequent reinvestment in accordance with Section V. The Trustee will provide wiring instructions to the investment contract carriers.

VII. Reconciliation

     The Fidelity Participant Recordkeeping System ("FPRS") will be reconciled to the Managed Income Group Accounting System ("GUIDE") on a daily and monthly basis. The investment contract portion will be reconciled on GUIDE to the carrier balances on a monthly basis.

VIII. Fee Collection for Accounting Services

     Accounting fees for the Portfolio will accrue daily and be deducted from the portfolio on a monthly basis.

IX.  Changes to the Schedule

     This Schedule may be amended or modified at any time and from time to time only by an instrument executed by both the Trustee and the Sponsor.

X.   Discontinuance of Accounting Services

     The Trustee will discontinue accounting services for the Portfolio upon the earlier of the date all participant balances in the Portfolio are exchanged or withdrawn, the termination of this agreement or the final liquidation of the units in the American Express Trust Income Fund II.



LIZ CLAIBORNE, INC.                     FIDELITY MANAGEMENT TRUST
                                        COMPANY




By:  /s/ Michael Scarpa       9/29/03   By:  /s/ Rebecca Hays   10/9/03
    ----------------------------------      ----------------------------
                               Date                              Date

                        SCHEDULE "O" - Form 5500 Service



Effective for the Signature Ready Form 5500 Service ("Service") and the Summary Annual Report ("SAR") prepared for plan year ending December 31, 2003 and thereafter, Fidelity Management Trust Company ("Fidelity") agrees to provide this Service, in accordance with the following:

The Sponsor hereby agrees to:

     * Submit the following required information ("Required Information") annually:

          -    Completed plan questionnaire ("Questionnaire");
          -    Draft or final copy of the audited financial statements; and
          - Copy of the prior year Form 5500 filed with the Department of Labor (DOL) (applicable only if Fidelity did not prepare the plan's prior year Form 5500)

     * Provide Fidelity with the Required Information, in the format requested by Fidelity, as soon as possible after the plan's year end - but in no event later than the last day of the 8th month following the plan's year-end (assuming a filing extension has been requested);

     * Authorize Fidelity to prepare and execute IRS Form 5558 (Application for Extension) on behalf of the Plan Administrator and file Form 5558 with the IRS in order to obtain an extension of the filing deadline in the event that Fidelity has not received a completed plan Questionnaire within five and one-half (5 1/2) months after the plan's year end;

     * Review, sign and mail the Form 5500 prepared by Fidelity to the DOL in a timely manner;

     * Distribute the SAR to participants and beneficiaries in a timely manner; and

     * Respond to and provide any other information requested by Fidelity, including soliciting any information from the prior recordkeeper, related to the Form 5500.


Fidelity hereby agrees to:

     * Provide the Sponsor with the Questionnaire within one and one-half (1 1/2) months after the Plan's year-end;

     * File Form 5558 to request an extension of time to file Form 5500 if requested by the Plan Sponsor or if the completed Questionnaire is not received from the Sponsor within five and one half (5 1/2) months after the Plan's year end, as specified above;

     * Provide the Sponsor with the Form 5500 at least ten (10) days prior to the required filing date and SAR at least ten (10) days prior to the required mailing date, assuming the Plan Sponsor has submitted the Required Information and has met the filing deadlines as outlined in this agreement;

     * Respond to inquiries from the DOL or IRS received by the Sponsor, related to any Form 5500 prepared by Fidelity.

The Plan Sponsor understands that the Form 5500 will be prepared based upon the information provided in the Questionnaire and acknowledges that Fidelity shall have no responsibility for verifying the authenticity or accuracy of the data submitted by the Sponsor on the Questionnaire.

In the event that Fidelity does not receive all Required Information within 8 months after the plan's year-end, Fidelity will not prepare the Form 5500 and the Sponsor shall be responsible for completing the Form 5500 for filing with the DOL. Fidelity will not be held responsible for any late fees or penalties for incomplete filings caused by it not receiving the Required Information within 8 months after the plan's year-end.

Fees related to this Service are set out on Schedule "B" to the Agreement to which this schedule is attached. Further, Signature-Ready 5500 service will continue until the Plan Sponsor provides Fidelity with written direction to the contrary.



LIZ CLAIBORNE, INC.




By:  /s/  Michael Scarpa    9/29/03
    ---------------------------------
                             Date